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                                    FIRSTBANK



                PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

                                    ARTICLE I

                            PURPOSE OF PLAN AND TRUST



                  The Company by execution of this agreement, amends and restates its defined contribution employee stock ownership plan and trust known as the FirstBank Profit Sharing and Employee Stock Ownership Plan. The Plan and Trust are created for the exclusive benefit of Employee-Participants and their Beneficiaries. The Plan is made up of two portions, one of which constitutes a profit-sharing plan and the other of which constitutes an employee stock ownership plan. The Plan is intended to qualify under Internal Revenue Code
Section 401(a) and the Trust is intended to be exempt under Internal Revenue Code Section 501(a). The portion of the Plan which is intended to constitute an employee stock ownership plan is designed to invest primarily in Qualifying Employer Securities and that portion of the Plan is intended to constitute an ESOP. All Qualifying Employer Securities held by the Plan automatically will be held in the ESOP portion of the Plan.

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                                   ARTICLE II

                                   DEFINITIONS



                  When used herein, the following words will have the following meanings, unless the context clearly indicates otherwise:

2.1 "ACCOUNT," unless otherwise indicated, means a Participant's entire interest in the Trust Fund. A Participant's Account will consist of sub-accounts, one for the portion of the Participant's Account which is attributable to the ESOP portion of the Plan (the "ESOP Account"), and one for the portion of the Participant's Account which is attributable to the non-ESOP portion of the Plan (the "Profit-Sharing Account").

2.2 "BENEFICIARY" means the person who, under this Plan, becomes entitled to receive a Participant's Account upon his or her death.

2.3 "BREAK IN SERVICE" means any Plan Year during which an Employee has completed no more than 500 Hours of Service.

2.4      "BOARD OF DIRECTORS" means the Board of Directors of the Company.

2.5 "CODE" means the Internal Revenue Code of 1986, as amended, as it presently is constituted, as it may be amended, or any successor statute of similar purpose.

2.6 "COMMITTEE" means the person or persons appointed by the Board of Directors whose duties are specified in this Plan and Trust.

2.7 "COMPANY" means FirstBank, or any successor in interest resulting from merger, consolidation, or transfer of substantially all assets that expressly may agree in writing to continue this Plan, including Access Anytime Bancorp, Inc.

2.8 "COMPENSATION" means the total amount paid to a Participant for services rendered to the Company during the entire Plan Year that is reported as wages on the Participant's Form W-2 for income tax purposes for such year regardless of the date the Participant entered the Plan.

In addition, amounts that are not currently includible in the Employee's gross income by reason of the application of Code Sections 125, 402(e)(3), 402(h)(1)(B), and 402(b), will be included in the Participant's Compensation for purposes of this Plan.

Pursuant to Code Section 401(a)(17), Compensation taken into account for all purposes under this Plan shall not exceed [A] $200,000 (as adjusted by the Secretary of the Treasury for cost of living increases each year) for any Plan Year for Plan Years beginning prior to January 1, 1994, and

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[B] $150,000 (as adjusted by the Secretary of the Treasury for cost of living increases each year) for any Plan Year (which amount is $160,000 for 1999 and $170,000 for 2000.) If Compensation is determined for any period of fewer than twelve months, the Code Section 401(a)(17) limitation will be multiplied by a fraction, the numerator of which is the number of calendar months in the determination period and the denominator of which is twelve.

Compensation will be recognized under this Plan only from the Participant's effective date of participation in this Plan.

2.9 "EARLY RETIREMENT DATE" means the first day of the month (prior to the Normal Retirement Date) coinciding with or following the date on which a Participant attains age 60 and has completed at least 6 Years of Service with the Company (Early Retirement Age).

2.10 "EFFECTIVE DATE" of this restated Plan is January 1, 2000, except as otherwise provided.

2.11 "ELIGIBILITY COMPUTATION PERIOD" means the 12-consecutive-month period beginning on the Employee's Employment Commencement Date or Reemployment Commencement Date, or the Plan Year that begins during the Employee's first 12-month period of employment or any subsequent Plan Year. An Employee who is credited with a Year of Service for both the initial Eligibility Computation Period and for the Plan Year commencing during that initial Eligibility Computation Period will be credited with two Years of Service for purposes of eligibility to participate in this Plan.

2.12 "EMPLOYEE" means any person now or hereafter employed by the Company, including officers of the Company but excluding independent contractors and any directors who are not employed by the Company in any other capacity. "Independent contractor" means any individual treated as an independent contractor in the records of the Company, regardless of any later reclassification of such individual for any reason.

2.13 "EMPLOYMENT COMMENCEMENT DATE" means the date on which an Employee first performs an Hour of Service for the Company.

2.14 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, as it is presently constituted, as it may be amended, or any successor statute of similar purpose.

2.15 "HIGHLY COMPENSATED EMPLOYEE," for Plan Years beginning on or after January 1, 1997, and subsequent Plan Years, any Employee who:

                  [a] was a five percent owner at any time during the Determination Year or the Look-Back Year; or

                  [b] for the Look-Back Year, had annual compensation in excess of $80,000 (as adjusted by the Secretary of the Treasury for cost of living increases).

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         For purposes of this definition, the Determination Year shall be the
         Plan Year. The Look-Back Year shall be the twelve-month period immediately preceding the Determination Year.

         In determining an individual's Compensation under this Section, Compensation from each Employer required to be aggregated under Code Sections 414(b), (c), (m), and (o) will be taken into account.

         A former Employee will be treated as a Highly Compensated Employee if such Employee separated from service (or was deemed to have separated) prior to the Plan Year, performs no service for the Company during the Plan Year, and was a Highly Compensated Employee for either the separation year or any Plan Year ending on or after the Employee's 55th birthday.

         The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, and the Compensation that is considered, will be made in accordance with Code Section 414(q).

         An Employee is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year, Similarly, an Employee is a Non-Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

2.16     "HOUR OF SERVICE" means:

         [a]      Each hour for which an Employee is directly or indirectly
paid or entitled to payment by the Company for the performance of duties. These hours will be credited to the Employee for the Plan Year in which the duties are performed; and

         [b]      Each hour for which an Employee is paid, or entitled to
payment, by the Company on account of a period of time during which no duties are performed (whether or not the employment relationship has terminated) due to vacation, holiday, sick leave, incapacity, disability, layoff, jury duty, military duty, or leave of absence. No more than 501 Hours of Service will be credited under this paragraph for any single continuous period during which the Employee performs no duties. Hours will not be credited for payments that reimburse an Employee solely for medical or medically related expenses incurred by the Employee. Hours will not be credited for payments made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation or disability insurance laws. A payment will be deemed to be made by or due from the Company regardless of whether the payment is made by or due from the Company directly or indirectly through a Trust Fund or insurer to which the Company contributes or pays premiums. Hours under this paragraph will be calculated and credited pursuant to 29 C.F.R. Section 2530.200b-2, which regulations are incorporated by this reference; and

         [c]      Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company. The same Hours of Service will not be credited both under paragraph [a] or paragraph [b], as the case may be, and under this paragraph [c]. These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made; and

         [d]      Employment with any affiliated companies (whether or not
incorporated) that are members of a controlled group as defined in Code
Section 414(b), that are under common control as defined in Code Section 414(c), or that are members of an affiliated service group within the meaning of Code Section 414(m) or any other entity required to be aggregated with the Company pursuant to Code Section 414(o) and the final regulations thereunder, will be treated as employment with the Company for purposes of participation and vesting under this Plan; and

         [e]      For all purposes of the Plan, Hours of Service will be
credited for any individual considered a Leased Employee under Code Section 414(n) and for any individual considered an Employee under Code Section 414(o) and the final regulations thereunder; and

         [f]      For purposes of vesting and participation, solely to the
extent required by law, Hours of Service will include any period for which an Employee is absent from work because of a leave covered by the provisions of the Family and Medical Leave Act, 26 U.S.C. Section 2612(a)(1) and the regulations thereunder; and

         [g]      Solely for purposes of determining whether a Break in
Service for purposes of participation or vesting has occurred, an Employee who is absent from work because of pregnancy of the Employee, birth of a child of the Employee, placement of a child in connection with adoption of the child by the Employee, or caring for a child of the Employee during the period immediately following birth or placement for adoption, will be credited with the Hours of Service that would have been credited had the absence not occurred with the following restrictions: [1] if the hours cannot be determined, the Employee will be credited with eight Hours of Service for each day of absence; and [2] hours will be credited in the computation period in which the absence began if and only insofar as required to prevent a Break in Service in that period and if not so required then in the following period insofar as required to prevent a Break in Service in that period. Credit will not be given if the Employee fails to provide the Plan Administrator such timely information reasonably required to determine the purpose or length of the absence for the reasons described above; and

2.17 "LATE RETIREMENT DATE" means the first day of the month coinciding with or next following a Participant's actual retirement after having reached his Normal Retirement Date.

2.18 "LEASED EMPLOYEE" means any person (other than an Employee of the Company) who has performed services for the Company (or for the Company and related persons as determined under Code Section 414(n)(6)) under an agreement between the Company and the leasing organization on

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a substantially full-time basis for a period of at least one year and, in the
Company's business field, the services are of a type historically performed by employees. Any Leased Employee will be treated as an employee of the Company for purposes of this Plan and any contributions or benefits provided by the leasing organizations that are attributable to the services performed for the Company will be treated as provided under a plan maintained by the Company, provided, however, that a Leased Employee will not be treated as employed by the Company if the Leased Employee is covered by a money purchase pension plan maintained by the leasing organization that provides [a] a nonintegrated employer contribution of at least 10% of compensation, as defined in Code
Section 415(c)(3), including amounts contributed pursuant to a salary reduction agreement that are excludible from the employee's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b); [b] immediate participation (unless the individual has had compensation of less than $1000.00 in each of the preceding four plan years ending with the current plan year); and [c] full and immediate vesting. In addition, Leased Employees may not constitute more than 20 percent of the leasing organization's non-Highly Compensated Employees. Notwithstanding the above, Leased Employees will not be eligible to participate in this Plan.

2.19     "NORMAL RETIREMENT AGE" means age 65.

2.20     "PARTICIPANT" means any Employee who has become a Participant under
Article III of this Plan.

2.21 "PLAN" and "PLAN AND TRUST" mean the Plan and Trust set forth in and by this document and all subsequent amendments thereto.

2.22 "PLAN ADMINISTRATOR" means the person appointed by the Company whose duties and responsibilities are specified in this Plan and Trust. If no Plan Administrator is appointed by the Company, the Plan Administrator will be deemed to be the Company.

2.23 "PLAN YEAR" means a twelve consecutive month period commencing on January 1 and ending on the following December 31 of each year.

2.24 "QUALIFYING EMPLOYER SECURITY" means common stock issued by the Company or any of its affiliates and transferred to this Plan, subject to the requirements of ERISA Section 407 and Code Section 409(l). Under Code Section 409(l), if no common stock of the Company is readily tradeable on an established securities market, the Qualifying Employer Security must be the common stock issued by the Company or any controlled group member with the Company which has a combination of voting power and dividend rights equal to or in excess of [a] that class of common stock of the Company (or of any other such corporation) having the greatest voting power, and [b] that class of common stock of the Company (or of any other such corporation) having the greatest dividend rights. Noncallable preferred stock will be deemed to be "Qualifying Employer Securities" if such stock is convertible at any time into stock which constitutes "Qualifying Employer Securities" under this section and if such conversion is at a conversion price which (as of the date of the acquisition by the Plan) is reasonable. For purposes of the preceding sentence, and pursuant to Regulations, preferred

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stock will be treated as noncallable if, after the call, there will be a reasonable opportunity for a conversion which meets the requirements of the preceding sentence.

2.25 "QES ACCOUNT" means the account of a Participant which is credited with the shares of Qualifying Employer Securities purchased and paid for by the Plan or contributed to the Plan. A separate accounting will be maintained with respect to that portion of the QES Account attributable to elective deferral contributions and non-elective deferral contributions.

2.26 "REEMPLOYMENT COMMENCEMENT DATE" means the date on which an Employee completes an Hour of Service with the Company after a Break in Service following an Eligibility Computation Period during which the Employee completed more than 500 Hours of Service.

2.27 "TRUSTEE" means the person or persons appointed by the Company as the Trustee of the Trust Fund established by this Plan and Trust and any duly appointed and qualified successor Trustee.

2.28 "YEAR OF SERVICE" for purposes of eligibility to participate means an Eligibility Computation Period during which the Employee completes 1,000 or more Hours of Service. For all other purposes of the Plan, "Year of Service" means a Plan Year in which the Employee completes 1,000 or more Hours of Service. Years of Service with First Federal Savings and Loan Association of Clovis, New Mexico, during the period in which a qualified plan was maintained will be credited as Years of Service under this Plan. For asset or stock acquisitions completed prior to July 1, 1999, an individual who transfers employment from the acquired company to the Company will not receive credit for service with the acquired company for purposes of determining Years of Service for vesting and eligibility purposes under this Plan unless prior service credit is granted under a specific amendment to the Plan. For asset or stock acquisitions completed on or after July 1, 1999, an individual who transfers employment from the acquired company to the Company will receive credit for service with the acquired company for purposes of determining Years of Service for vesting and eligibility purposes under this Plan.

                                   ARTICLE III


                                  PARTICIPATION



3.1 PARTICIPATION: Any Employee who is a Participant in this Plan as of the Effective Date of this Plan will remain a Participant in this Plan. Any other or new Employee will become a Participant as of the Employee's Employment Commencement Date, or Reemployment Commencement Date, provided that the Employee then is at least 21 years of age.

3.2 DETERMINATION OF PARTICIPANTS: As of the most recent Effective Date and before each Entry Date of the Plan, the Committee will determine which Employees will become Participants.

3.3 PARTICIPATION UPON REEMPLOYMENT: An Employee or former Participant who has satisfied the participation requirements will become a Participant immediately upon his or her Reemployment Commencement Date.

3.4 TERMINATION OF PARTICIPATION: Participation will cease upon the complete distribution of a Participant's vested Account balance.

3.5 MILITARY SERVICE: Effective for reinstatement of employment initiated after December 12, 1994, notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

                                   ARTICLE IV


                                  CONTRIBUTIONS



4.1      COMPANY CONTRIBUTIONS:

         [a]      DISCRETIONARY COMPANY PROFIT SHARING CONTRIBUTION: The board of directors of the Company, in its sole discretion, may authorize the Company to make profit-sharing contributions (a "Profit-Sharing Contribution") for any Plan Year. Such Profit-Sharing Contribution will be set forth as a percentage of each Participant's Compensation for such Plan Year. The Profit-Sharing Contribution will be made to the Profit-Sharing Accounts in the Plan, unless such Profit-Sharing Contribution is designated by the Company as a contribution to the ESOP Accounts in the Plan.

         [b]      DISCRETIONARY COMPANY MATCHING CONTRIBUTIONS: The Company
will make matching contributions ("Matching Contributions") to the Plan on behalf of Participants, in the following amounts: If the Participant elects, pursuant to Section 12.7, to invest all or any portion of his or her salary reduction contributions for any Plan Year in Qualifying Employer Securities, and such salary reduction contributions remain invested in Qualifying Employer Securities as of the last day of the Plan Year, the Matching Contribution for such Participant for the Plan Year will equal a percentage (such percentage to be determined by the Company each Plan Year) of each $1.00 of salary reduction contributions for the Plan Year which are so invested in Qualifying Employer Securities. If the Participant elects, pursuant to Section 12.7, to invest all or any portion of his or her salary reduction contributions for any Plan Year in investments other than Qualifying Employer Securities, or if such salary reduction contributions which were invested in Qualifying Employer Securities during the Plan Year are invested in other assets as of the last day of the Plan Year, the Matching Contribution for such Participant for the Plan Year will equal 50% of the percentage determined for contributions which are invested in Qualifying Employer Securities. The Matching Contribution will be made to the Profit-Sharing Accounts in the Plan, unless such Matching Contribution is designated by the Company as a contribution to the ESOP Accounts in the Plan.

         [c]      DETERMINATION, TIME AND FORM OF COMPANY CONTRIBUTION: The
determination of whether any Matching Contributions or Profit-Sharing Contributions will be made to the Plan for any Plan Year will be made by a resolution for the Board of Directors, which will be adopted by the time for filing the Company's corporate income tax return (including any extensions) for the year. The total amount of the Company's contributions shall not exceed 15% of the aggregate Compensation of all Participants eligible to share in Company contributions under this Plan in the year for which the contribution is being determined, except as provided in section 4.1[d]. Company contributions for any Plan Year may be paid to the Trustee in one sum or in several installments on any date or dates the Company elects, provided that the Company contribution for any year is paid in full before the date prescribed by law for filing the tax returns for the Company's taxable year including extensions for which application has been timely made; provided, however, that the Company contribution for any Plan Year is paid in full to the Trustee prior to or coincident with the date the Company's tax return actually is filed. Such contribution may be made in cash or in property in which the Trustee is authorized to invest the Trust Fund, or both, subject to any restrictions or limitations provided in the prohibited transaction provisions of the Code and ERISA. Contributions of property other than cash will be subject to the approval of the Trustee and the Committee. If an investment manager has been appointed, contributions of property other than cash will be subject to his or her approval in lieu of Trustee approval. Elective deferrals shall be paid to the Trust as soon as administratively reasonable but in no event later than the 15th business day of the month following the month in which the elective deferrals were withheld from the paychecks.

         [d]      CARRYOVER CONTRIBUTIONS: Any amount contributed in any of
the Company's taxable years in excess of the amount then deductible under Code
Section 404 may be applied to and deductible in the succeeding taxable year or years, as necessary, to the extent of the difference between the amount contributed and deductible in each such succeeding year and the maximum amount deductible for each such succeeding year.

         [e]      LIMITS: Company contributions may not exceed the annual
addition limitations of the Code, as defined in Article VI.

         [f]      CERTAIN ESOP CONTRIBUTIONS: If Company contributions to the
ESOP Accounts for any Plan Year are applied to the repayment of the principal on a loan incurred for the purpose of acquiring Qualifying Employer Securities, such Company contributions may be made and will be deductible up to 25% of the aggregate Compensation of all Participants eligible to share in Company contributions to this Plan for such year. In addition, the Company may make additional contributions which, if applied to the repayment of interest on a loan incurred for the purpose of acquiring Qualifying Employer Securities, will be deductible for the Company's taxable year with respect to which they are made.

4.2 RETURN OF COMPANY CONTRIBUTIONS: A contribution by the Company to the Plan will be returned to the Company, at the Company's discretion, under any of the following circumstances:

         [a]      If a contribution is made by the Company by a mistake of
fact, within one year of its payment to the Plan; or

         [b]      If all or any part of the deduction of the contribution is disallowed, to the extent of the disallowance, within one year after the disallowance of the deduction.

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The Company will state by written request to the Trustee the amount of the contribution to be returned and the reason for such return. Such returned amount will not include any earnings attributable to the contribution and will be reduced by net losses attributable to the contribution. The Trustee will return such contribution to the Company immediately upon receipt of the written request by the Company. All contributions by the Company to the Plan are declared to be conditioned upon both the qualification of the Plan under Code Section 401 and the deductibility of such contribution under Code Section 404.

4.3 COMPANY'S OBLIGATIONS: The adoption and continuance of the Plan will not be deemed to constitute a contract between the Company and any Employee or Participant, nor to be consideration for, nor an inducement nor condition of, the employment of any person. Nothing in this Plan will be deemed to give any Employee or Participant the right to be retained in the employ of the Company, or to interfere with the right of the Company to discharge any Employee or Participant at any time, nor will it be deemed to give the Company the right to require the Employee or Participant to remain in its employ, nor will it interfere with the right of any Employee or Participant to terminate employment at any time.

4.4      PARTICIPANT CONTRIBUTIONS:

         [a]      PARTICIPANT ROLLOVER CONTRIBUTIONS: Notwithstanding the
limits imposed on voluntary contributions, a Participant may contribute any amount to the Plan in any year if the contribution satisfies the requirements under law for rollover contributions and if the Committee and the Trustee agree to accept such contribution on behalf of the Plan and the Company. Rollover contributions will be added to a separate Trust Account for such Participant, always will be nonforfeitable, and will be distributed pursuant to Article VIII of this Plan. Participant rollover contributions will be treated as part of the Participant's Profit-Sharing Accounts.

         [b]      NONDEDUCTIBLE VOLUNTARY EMPLOYEE CONTRIBUTIONS: If permitted by the Committee and the Trustee, the Plan will accept nondeductible voluntary employee contributions from Participants. Nondeductible voluntary employee contributions, if any, will be maintained in a separate Account for each Participant making such contributions and such Account will be nonforfeitable at all times. Nondeductible voluntary employee contributions may be limited as determined by the Committee. The amount, if any, that a Participant contributes each year as a nondeductible voluntary employee contribution may vary from year to year and may be contributed in one sum or in installments, in accordance with procedures established by the Committee. Participant nondeductible voluntary employee contributions will be treated as part of the Participant's Profit-Sharing Accounts.

         [c]      PARTICIPANT ELECTIVE DEFERRALS: Effective April 1, 1999,
each Participant will be deemed to have elected to reduce his or her Compensation for contribution to this Plan as an elective deferral in an amount equal to 2% of such Participant's Compensation; provided, however, that the Participant may elect to suspend such elective deferral contributions, or change the amount of such elective deferral contributions. However, in no event may a Participant make an elective deferral in excess of 20% of such Participant's Compensation. Such election shall be made at such time and in accordance with such procedures as are established by the Administrator from time to time. A Participant may change his or her deferral election prospectively but not retroactively by giving notice to the Administrator within the time limits and under procedures prescribed by the Administrator. A Participant may elect to make, modify, or cease elective deferrals during the election periods established by the Administrator, which election periods must be provided at least annually. A Participant also may elect to defer all or any portion of any bonus payable to the Participant provided that such deferral election is made prior to the time the Participant receives such bonus. Participant elective deferral contributions will be treated as part of the Participant's Profit-Sharing Accounts.

4.5      ELECTIVE DEFERRAL RULES:

         [a]      AMOUNT OF ELECTIVE DEFERRAL: A Participant's elective
deferrals under this Plan and any other qualified plan maintained by the Company may not exceed the dollar limitation in effect under Code Section 402(g), as adjusted for increases in the cost of living (which adjusted amount is $10,500 for 2000), in each calendar year.

         [b]      NONDISCRIMINATORY BENEFITS: Subject to the limitations of
paragraphs [a] and [f], all Participants in this Plan are eligible to defer identical percentages of their Compensation, regardless of the amount of such Compensation.

         [c]      NONFORFEITABILITY OF ELECTIVE DEFERRALS: All elective
deferrals made on behalf of Participants to this Plan will be vested immediately.

         [d]      DISTRIBUTIONS RESTRICTION: Elective deferrals, qualified
non-elective contributions, qualified matching contributions, and income allocable to each may not be distributable to a Participant or Beneficiary earlier than upon separation from service, death, or disability. Such amounts may also be distributed upon:

                  [1] Termination of the Plan without the establishment or maintenance of another defined contribution plan;

                  [2] The disposition by a company that is a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets; or

                  [3] The disposition by a company that is a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary;

                  [4]  The attainment of age 59-1/2.

         [e]      DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS: An excess
elective deferral is any elective deferral during a calendar year in excess of the dollar limitation in effect under Code Section 402(g) for such year. On or before the April 15th following the end of each calendar year, the Company will distribute to each Participant his or her excess deferral, if any, adjusted for any income or loss allocable to such excess deferral. Income and losses attributable to excess elective deferrals will equal the income or loss for the year allocable to the Participant's elective deferrals multiplied by a fraction, the numerator of which is the Participant's excess elective deferral for such year and the denominator of which is the total Account balance of the Participant attributable to elective deferrals, without regard to any income or losses allocable to such elective deferrals for the calendar year. Alternatively, in the discretion of the Committee, income allocable to the Participant's excess elective deferrals may be determined under any reasonable method used by the Plan for allocating income on Plan assets and that method shall be used for all distributions of excess elective deferrals for the Plan Year.

4.6      ACTUAL DEFERRAL PERCENTAGE TEST:

         [a]      LIMIT ON ACTUAL DEFERRAL PERCENTAGE: The Actual Deferral
Percentage for Participants who are Highly Compensated Employees for each Plan Year and the Actual Deferral Percentage for Participants who are Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                  [1] The Actual Deferral Percentage for the Plan Year for Participants who are Highly Compensated Employees may not exceed the Actual Deferral Percentage for the preceding Plan Year for Participants who are Non-Highly Compensated Employees multiplied by 1.25 times; or

                  [2] The Actual Deferral Percentage for the Plan Year for Participants who are Highly Compensated Employees may not exceed the Actual Deferral Percentage for the preceding Plan Year for Participants who are Non-Highly Compensated Employees multiplied by 2.0, provided that the Actual Deferral Percentage for the Plan Year for Participants who are Highly Compensated Employees does not exceed the Actual Deferral Percentage for the preceding Plan Year for Participants who are Non-Highly Compensated Employees by more than two percentage points. See IRS Notice 98-1 and any subsequently issued guidance.

         [b]      ACTUAL DEFERRAL PERCENTAGE RULES: The following rules
regarding the Actual Deferral Percentage will apply:

                       [i]   The Actual Deferral Percentage for the Plan Year
for any Highly Compensated Employee who is eligible to have Elective deferrals (and qualified non-elective contributions or qualified matching contributions, or both, if such contributions are treated as Elective deferrals for purposes of the Actual Deferral Percentage test by satisfying the conditions of Treasury

Regulation 1.401(k)-1(b)(5)) allocated to his or her Account under two or more arrangements described in Code Section 401(k) that are maintained by the Company will be determined as if such Elective deferrals (and, if applicable, such qualified non-elective contributions or qualified matching contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year will be treated as a single arrangement;

                       [ii] In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this section will be applied by determining the Actual Deferral Percentage of Participants as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year;

                       [iii] For purposes of determining the Actual Deferral Percentage test, Elective deferrals, qualified non-elective contributions, and qualified matching contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which such contributions relate; and

                       [iv] The Company will maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage test and the amount of qualified non-elective contributions or qualified matching contributions, or both, used in such test.

         [c]      DISTRIBUTION OF EXCESS CONTRIBUTIONS: For Plan Years
beginning after December 31, 1996, notwithstanding any other provision of this Plan, excess contributions, plus any allocable income and minus any allocable loss, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such excess contributions were allocated for the preceding Plan Year. Excess contributions are allocated to the Highly Compensated Employees with the largest amounts of Company contributions taken into account in calculating the Actual Deferral Percentage test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Company contributions and continuing in descending order until all the excess contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any excess contributions. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Company with respect to such amounts.

                  [1] ANNUAL ADDITIONS: Excess contributions (including the amounts recharacterized) will be treated as Annual Additions under the Plan.

                  [2] DETERMINATION OF INCOME OR LOSS: Excess contributions will be adjusted by the amount of any income or loss allocable to the Participant's Elective Deferrals (and, if applicable the qualified non-elective contribution Account or qualified matching contribution Account, or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's excess contributions for the year and the denominator of which is the Participant's Account balance attributable to Elective Deferrals (and qualified non-elective contributions or qualified matching contributions, or both, if any of such contributions are included in the Actual Deferral Percentage) without regard to any income or loss occurring during such Plan Year. Alternatively, in the discretion of the Committee, income allocable to the Participant's excess Elective Deferrals may be determined under any reasonable method used by the Plan for allocating income on Plan assets and that method shall be used for all distributions of excess contributions for the Plan Year.

                  [3] ACCOUNTING FOR EXCESS CONTRIBUTIONS: Excess contributions allocated to a Participant will be distributed from the Participant's Elective Deferrals and qualified matching contributions (if applicable) in proportion to the Participant's Elective Deferrals and qualified matching contributions (to the extent used in the Actual Deferral Percentage test) for the Plan Year. Excess contributions will be distributed from the Participant's qualified non-elective contribution Account only to the extent that such excess contributions exceed the balance in the Participant's Elective Deferrals account and qualified matching contributions.

                  [4]  FORFEITURES OF COMPANY MATCHING CONTRIBUTIONS:
Notwithstanding any other provision of this Plan, Company matching contributions attributable to any excess contributions, plus any income and minus any loss allocable thereto, will be forfeited as of the distribution date of the excess contributions. Company matching contributions attributable to excess contributions will be adjusted for any income or loss allocable to the Company matching contribution Account for the Plan Year multiplied by a fraction, the numerator of which is the Company matching contributions attributable to the excess contributions and the denominator of which is the Participant's Company matching contributions without regard to any income or loss accruing during the year.

         [d]      RECHARACTERIZATION OF EXCESS CONTRIBUTIONS: A Participant
may elect to treat his or her excess contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan to the extent that recharacterized excess contributions in combination with other Participant contributions made under the Plan do not exceed the limitations on Participant contributions provided in the Plan, including the Average Contribution Percentage limitation. Recharacterized amounts will be nonforfeitable and will be subject to the distribution and withdrawal restrictions imposed on Elective deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount, along with any other nondeductible employee voluntary contributions, will exceed the limits on nondeductible employee voluntary contributions provided the Plan. Recharacterization must occur within two and one-half months after the close of the Plan Year in which such excess contributions arose and recharacterization is deemed to occur no earlier than the date the last Highly Compensated Employee is provided notification of the amount recharacterized and the consequences of such recharacterization under procedures prescribed by the Committee. Recharacterized amounts will be taxable to the Participant in the Participant's taxable year in which the Participant would have received such amounts in cash but for the elective deferral.

[e]      DEFINITIONS:

                  [1] The "ACTUAL DEFERRAL PERCENTAGE" for a specified group of Participants for a Plan Year is the average of the ratios (calculated separately for each Participant in such group) of the amount of Company contributions made under the Plan on behalf of each such Participant for the Plan Year to the Participant's Compensation for the entire Plan Year (whether or not the Participant was a Participant for the entire Plan Year) or for the portion of such Plan Year during which the Employee was a Participant, as determined by the Company for such Plan Year so long as such determination is applied uniformly to Participants under the Plan for such Plan Year. Company contributions on behalf of any Participant include [i] any Elective Deferrals made pursuant to the Participant's Deferral Election, including excess Elective Deferrals, but excluding Elective Deferrals that are taken into account in the Average Contribution Percentage test (provided the Actual Deferral Percentage test is satisfied both with and without exclusion of these Elective Deferrals); and [ii]in the discretion of the Company, all qualified non-elective contributions or such qualified non-elective contributions as are necessary to meet the Actual Deferral Percentage test and all qualified matching contributions or such qualified matching contributions as are necessary to meet the Actual Deferral Percentage test. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals will be treated as a Participant on whose behalf no Elective Deferrals are made.

                  [2] "ELECTIVE DEFERRALS" means any Company contributions made to the Plan at the election of the Participant in lieu of cash compensation, including contributions made pursuant to a salary reduction agreement or other deferral arrangement. A Participant's Elective deferrals in any calendar year are the sum of all Company contributions made on behalf of such Participant pursuant to an election to defer under any arrangement described in Code Section 401(k), any simplified employee pension cash or deferred arrangement described in Code Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, any plan as described in Code Section 501(c)(18), and any Company contributions made on behalf of a Participant pursuant to a salary reduction agreement for the purchase of an annuity contract under Code Section 403(b).

4.7      AVERAGE CONTRIBUTION PERCENTAGE TEST

         [a]      LIMIT ON AVERAGE CONTRIBUTION PERCENTAGE: The Average
Contribution Percentage for Participants who are Highly Compensated Employees for each Plan Year and the Average Contribution Percentage for Participants who are Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                  [1] The Average Contribution Percentage for the Plan Year for Participants who are Highly Compensated Employees may not exceed the Average Contribution Percentage for the preceding Plan Year for Participants who are Non-Highly Compensated Employees multiplied by 1.25 times; or

                  [2] The Average Contribution Percentage for the Plan Year for Participants who are Highly Compensated Employees may not exceed the Average Contribution Percentage for the preceding Plan Year for Participants who are Non-Highly Compensated Employees multiplied by 2.0, provided that the Average Contribution Percentage for the Plan Year for Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for the preceding Plan Year for Participants who are Non-Highly Compensated Employees by more than two percentage points. SEE IRS Notice 98-1 and any subsequently issued guidance.

                             [A]  For purposes of the Average Contribution
Percentage test, the "first plan year" of any plan is the first year in which a plan, within the meaning of Code Section 414(l), is or includes a Code
Section 401(m) plan (i.e., the first year a plan provides for Participant contributions described in Treasury Regulation Section 1.401(m)-1(f)(6), or matching contributions described in Treasury Regulation Section 1.401(m)-1(f)(12), or both). However, a plan does not have a first plan year if for such plan year the plan is aggregated for purposes of Treasury Regulation Section 1.401(m)-1(g)(14) with any other plan that was or that included a Code Section 401(m) plan in the prior year.

                             [B]  A Plan is a "successor plan" if 50% or more
of the eligible Employees for the first Plan Year were eligible Employees under another Code Section 401(k) Plan (or Code Section 401(m) Plan, as applicable) maintained by the Company in the prior year.

         [b]      AVERAGE CONTRIBUTION PERCENTAGE TEST RULES: The following
rules regarding the Average Contribution Percentage will apply:

                  [i]    Multiple Use: If one or more Highly Compensated
Employees participate in both a cash or deferred arrangement and a plan subject to the Average Contribution Percentage test maintained by the Company and the sum of the Actual Deferral Percentage and Average Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the Average Contribution Percentage of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employee with the highest amount of such contributions for such Plan Years) so that the Aggregate Limit is not exceeded. The amount by which each Highly Compensated Employee's contribution amount is reduced will be treated as an excess aggregate contribution. The Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees are determined after any corrections required to meet the Actual Deferral Percentage and Average Contribution Percentage tests. Multiple use of the alternative limitation does not occur if either the Actual Deferral Percentage or the Average Contribution Percentage of the Highly Compensated Employees does not exceed 1.25 times the Actual Deferral Percentage or Average Contribution Percentage of the Non-Highly Compensated Employees respectively;

                  [ii]   The Average Contribution Percentage for the Plan Year
for any Highly Compensated Employee who is eligible to have contribution percentage amounts allocated to his or her Account under two or more arrangements described in Code Section 401(k) that are maintained by the Company will be determined as if such contribution percentage amounts were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year will be treated as a single arrangement;

                  [iii] In the event that this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this section will be applied by determining the contribution percentage of Participants as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same Plan Year;

                  [iv]   For purposes of determining the Average Contribution
Percentage test, Participant contributions are considered to have been made in the Plan Year in which contributed to the Trust. Matching contributions and qualified non-elective contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year. A Matching Contribution (including a qualified matching contribution) that is forfeited to correct excess aggregate contributions, or because it is attributable to an excess contribution or excess deferral will not be taken into account for purposes of determining the contribution percentage test;

                  [v]    The Plan will take into account the actual
contribution ratios of all Eligible Employees for purposes of the Average Contribution Percentage test in Code Section 401(m). For this purpose, an Eligible Employee is any Employee who is directly or indirectly eligible to receive an allocation of matching contributions or to make Participant Contributions and includes: an Employee who would be a Plan Participant but for the failure to make required contributions; an Employee whose right to make Participant Contributions or receive Matching Contributions has been suspended because of an election (other than certain one-time elections) not to participate; and an Employee who cannot make a Participant Contribution or receive a matching contribution because Code Section 415(c)(1) or Code Section 414(e) prevents the Employee from receiving additional annual additions. In the case of an Eligible Employee who makes no employee contributions and who receives no matching contributions, the contribution ratio that is to be included in determining the Average Contribution Percentage is zero.

                  [vi]   The Company will maintain records sufficient to
demonstrate satisfaction of the Average Contribution Percentage test and the amount of qualified non-elective contributions or qualified matching contributions, or both, used in such test.

         [c]      DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS:
Notwithstanding any other provision of the Plan, excess aggregate contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose Accounts such excess aggregate contributions were allocated for the preceding Plan Year. Excess aggregate contributions are allocated to the Highly

Compensated Employees with the largest contribution percentage amounts taken into account in calculating the Average Contribution Percentage test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such contribution percentage amounts and continuing in descending order until all the excess aggregate contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any excess aggregate contributions. If such excess aggregate contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10) percent excise tax will be imposed on the Company maintaining the Plan with respect to those amounts.

                  [1] ANNUAL ADDITIONS: Excess Aggregate Contributions shall be treated as annual additions under the plan.

                  [2] DETERMINATION OF INCOME OR LOSS: Excess aggregate contributions will be adjusted by the amount of any income or loss allocable to the Participant's Matching Contribution Account (if any, and if all amounts in those Accounts are not used in the Actual Deferral Percentage test) and, if applicable, qualified non-elective contribution Account and elective deferral Account for the Plan Year multiplied by a fraction, the numerator of which is the Participant's excess aggregate contributions for the year and the denominator of which is the Participant's Account balance(s) attributable to contribution percentage amounts without regard to any income or loss occurring during such Plan Year.

                  [3]  FORFEITURES OF EXCESS AGGREGATE CONTRIBUTIONS:
Forfeitures of excess aggregate contributions shall be applied to reduce Company contributions.

                  [4] ACCOUNTING FOR EXCESS AGGREGATE CONTRIBUTIONS: Excess aggregate contributions allocated to a Participant shall be forfeited, if forfeitable, or distributed on a pro rata basis from the Participant's matching contributions and qualified matching contributions Account (and, if applicable, the Participant's qualified non-elective contributions or elective deferrals, or both).

                  [5] FORFEITURE OF MATCHING CONTRIBUTION: Any unvested Matching Contribution attributable to excess aggregate contributions distributed to a Participant shall be forfeited as of the distribution date of the excess deferrals. Any vested matching contributions attributable to excess aggregate contributions may be distributed.

         [d]      DEFINITIONS:

                  [1]      The "AVERAGE CONTRIBUTION PERCENTAGE" for a Plan
Year is the average of the ratios (calculated separately for each Participant in such group) of the sum of the Participant contributions, Matching Contributions, and qualified matching contributions (to the extent such contributions are not taken into account for purposes of the actual deferral percentage test) made on behalf of the Participant for the Plan Year to the Participant's Compensation for the entire Plan Year (whether or not the Participant was a Participant for the entire Plan Year) or for the portion of the Plan Year during which the Employee was a Participant in the Plan, as determined by the Company for such Plan Year so long as such determination is applied uniformly to all Participants under the Plan for such Plan Year. Matching and qualified matching contributions on behalf of any Participant in any Plan Year include [i] in the discretion of the Company, all qualified non-elective contributions or such qualified non-elective contributions as are necessary to meet the Average Contribution Percentage test; and [ii] in the discretion of the Company, all Elective deferrals made pursuant to the Participant's deferral election or such Elective deferrals as are necessary to meet the Average Contribution Percentage test (provided that the Actual Deferral Percentage test is satisfied both with and without the exclusion of these Elective deferrals). Such contribution percentage amounts shall not include matching contributions that are forfeited either to correct excess aggregate contributions or because the contributions to which they relate are excess deferrals, excess contributions or excess aggregate contributions.

                  [2]      "AGGREGATE LIMIT" means the greater of:

                           [A] the sum of [i] 1.25 times the greater of the
Actual Deferral Percentage of Non-Highly Compensated Employees for the preceding Plan Year or the Average Contribution Percentage of Non-Highly Compensated Employees for the preceding Plan Year beginning with or within the Plan Year of the cash or deferred arrangement; and [ii] the lesser of two times or two plus the lesser of such Actual Deferral Percentage or Average Contribution Percentage; or

                           [B] the sum of [i] 1.25 times the lesser of the
Actual Deferral Percentage of Non-Highly Compensated Employees for the preceding Plan Year or the Average Contribution Percentage of Non-Highly Compensated Employees for the preceding Plan Year beginning with or within the Plan Year of the cash or deferred arrangement; and [ii] the lesser of two times or two plus the greater of such Actual Deferral Percentage or Average Contribution Percentage.

                           [C] If the Company elects to use the current year
testing method under Sections 4.6(b) and 4.7(b), the Actual Deferral Percentage for the current Plan Year shall be used in determining the Aggregate Limit.

                  [3]      "COMPENSATION" for purposes of Sections 4.6 and 4.7
only, will mean compensation as defined in Code Section 414(s) and the regulations thereunder.

                  [4]      "PARTICIPANT CONTRIBUTION" means any contribution
made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate Account to which earnings and losses are allocated.

                  [5]      "MATCHING CONTRIBUTION" means a Company contribution
made to this or any other defined contribution plan on behalf of a Participant on account of a Participant contribution made by such Participant, or on account of a Participant's elective deferral, under a Plan maintained by the Company.

4.8 QUALIFIED MATCHING CONTRIBUTIONS: The board of directors of the Company may authorize qualified matching contributions to the plan. "Qualified matching contributions" means matching contributions that are subject to the distribution and nonforfeitability requirements of Code Section 401(k). Elective contributions and/or qualified nonelective contributions may be treated as matching contributions under Section 4.7 only if the conditions of Treasury Regulations Section 1.401(m)-1(b)(5) are satisfied.

                                    ARTICLE V

                             ALLOCATIONS AND VESTING


5.1      ALLOCATION OF COMPANY CONTRIBUTIONS:

         [a]      PROFIT-SHARING CONTRIBUTIONS: The Company's Profit-Sharing
Contributions made pursuant to section 4.1[a] will be allocated to Participants in the ratio in which a Participant's Compensation for the Plan Year bears to the total Compensation of all eligible Participants for the Plan Year. A Participant will be entitled to share in the allocation of the Profit-Sharing Contribution for the Plan Year if the Participant completes 1,000 or more Hours of Service and is employed by the Company on the last day of the Plan Year. For the first Plan Year of participation in the Plan, the 1,000 Hours of Service requirement in the preceding sentence will be prorated based on the number of days the Participant was employed during that Plan Year. Compensation will be recognized under this Plan only from the Participant's effective date of participation in the Plan.

         However, Profit-Sharing Contributions for the Plan Year in which a Participant attains Normal Retirement Age, Early Retirement Age, or Late Retirement Age and terminates employment, or dies, will be allocated to such Participant regardless of the Hours of Service the Participant completes during such Plan Year and regardless of whether the Participant is an employee on the last day of the Plan Year.

         [b]      ESOP CONTRIBUTIONS: The Company's ESOP Contributions made
pursuant to section 4.1[a] will be allocated to Participants in the ratio in which a Participant's Compensation for the Plan Year bears to the total Compensation of all eligible Participants for the Plan Year. A Participant will be entitled to share in the allocation of the ESOP Contribution for the Plan Year if the Participant completes 1,000 or more Hours of Service and is employed by the Company on the last day of the Plan Year. For the first Plan Year of participation in the Plan, the 1,000 Hours of Service requirement in the preceding sentence will be prorated based on the number of days the Participant was employed during that Plan Year. Compensation will be recognized under this Plan only from the Participant's effective date of participation in the Plan.

         However, ESOP Contributions for the Plan Year in which a Participant attains Normal Retirement Age, Early Retirement Age, or Late Retirement Age and terminates employment, or dies, will be allocated to such Participant regardless of the Hours of Service the Participant completes during such Plan Year and regardless of whether the Participant is an employee on the last day of the Plan Year.

         [c]      MATCHING CONTRIBUTIONS: The Company's Matching Contribution
will be allocated to each Participant as a percentage of such Participant's elective deferral contributions to the Plan for the Plan Year. A Participant will be entitled to share in the allocation of the Matching Contribution for the Plan Year if, during the Plan Year, the Participant completes 1,000 or more Hours of Service and is employed by the Company on the last day of the Plan Year. For the first Plan Year of participation in the Plan, the 1,000 Hours of Service requirement in the preceding sentence will be prorated based on the number of days the Participant was employed during that Plan Year. However, Matching Contributions for the Plan Year in which a Participant attains Normal Retirement Age, Early Retirement Age, or Late Retirement Age and terminates employment, or dies, will be allocated to such Participant regardless of the Hours of Service the Participant completes during such Plan Year and regardless of whether the Participant is employed on the last day of the Plan Year.

         [d]      ALLOCATION OF FORFEITURES: To the extent that forfeitures of
Participants' forfeitable Accounts are not subject to the restoration provisions of sections 5.4[h] and 8.4, forfeitures of a Participant's forfeitable account will be allocated as follows: Forfeitures attributable to Matching Contributions will be used to reduce the Company's Matching Contribution to the Plan for the Plan Year in which the forfeiture occurs. Forfeitures attributable to Profit-Sharing Contributions will be allocated as additional Profit-Sharing Contributions under section 5.1[a].

         [e]      PARTICIPANT ELECTIVE DEFERRALS: Participant elective
deferrals will be allocated to the Account of the Participant making such deferrals.

5.2 PARTICIPANTS' ACCOUNTS: The Plan Administrator will maintain accounting records for each Participant showing appropriate separate sub-accounts for the ESOP portion of the Participant's Account and for the Profit-Sharing portion of the Participant's Account. Within the ESOP Accounts and the Profit-Sharing Accounts, further sub-accounts will be maintained, reflecting Company Profit-Sharing Contributions, Matching Contributions, elective deferral contributions, and other Participant contributions. Account records will be kept, showing the contributions in each category, the Qualifying Employer Securities held in each category, the distributions, and the earnings, losses, and changes in fair market value of each sub-account. The Plan Administrator will distribute to each Participant at least annually a written statement setting forth the value of the Participant's Accounts as of the most recent Valuation Date.

5.3      VALUATION OF PARTICIPANT ACCOUNTS:

         [a]      VALUATION DATES: The Valuation Date of the Trust Fund will be the last day of the Plan Year. The Committee, in its sole discretion may set additional Valuation Dates during the Plan Year. At each Valuation Date, the Committee will determine the value of the net assets of the Trust Fund (I.E., the value of all assets of the Trust Fund at their then current fair market value, less all liabilities) and the value of contributions for such year.

         [b]      ALLOCATION DATES: The Committee will compute the value of
each Participant's Account annually on the last day of each Plan Year and will base such computations on the valuation of the assets in the Trust Fund on the Valuation Date coincident with such date. Upon direct distribution under
Article VIII, the Committee will value such Participant's Account as was determined on the most recent Valuation Date prior to the occurrence of such distribution. The value of his Account will be the amount that the Committee will use in determining the amount that will be distributable to such Participant. The Committee will be under no obligation to compute the value of any Participant's Account more than once annually, but may, in its sole discretion, elect to do so.

         [c]      METHOD OF VALUATION: Qualifying Employer Securities in the
Trust Fund will be valued at the mean between dealer "bid" and "ask" closing prices of the stock in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc.

         [d]      ALLOCATION OF EARNINGS, LOSSES, AND CHANGES IN FAIR MARKET
VALUE OF THE NET ASSETS OF THE TRUST FUND: Except as provided in Article VIII for a terminated Participant, earnings and losses of the Trust Fund and changes in the fair market value of the Trust Fund (excluding earnings, losses, and changes in the fair market value of Qualifying Employer Securities) will be computed and allocated to the Participants in the ratio that the total dollar value of the Account (whether or not vested) of each Participant (excluding the Participant's QES Account) in the Trust Fund bears to the aggregate dollar value of the Accounts of all Participants (excluding the Participants' QES Accounts) as of the last previous Allocation Date. Except as provided in section 9.8[g] regarding securities purchased with an exempt loan, Qualifying Employer Securities will be allocated directly to each Participant's Account as of the Allocation Date in the ratio that the total dollar value of the Account (whether or not vested and excluding the value of previously allocated Qualifying Employer Securities) of each Participant in the Trust bears to the aggregate dollar value of the Accounts (whether or not vested and excluding the value of previously allocated Qualifying Employer Securities) of all Participants as of the Allocation Date. If any portion of a Participant's Account has been distributed during the Plan Year, such amount will be excluded from the Participant's total Account balance for purposes of this paragraph. If contributions made to the Plan prior to the last day of any Plan Year are segregated from other Trust assets, each Participant will be credited with his proportional share of any earnings on such segregated contributions in the ratio that contributions made on his behalf bears to the total contributions on behalf of all Participants. Notwithstanding the preceding, dividends on Qualifying Employer Securities will be allocated as provided in section 5.3[e].

         [e]      DIVIDENDS ON QUALIFYING EMPLOYER SECURITIES: As determined by the Committee, dividends on Qualifying Employer Securities of the Company may be allocated to Participants' Accounts as described below, may be allocated as described below and then may be distributed directly to Participants as soon as practical after receipt by the Trust, or may be used to repay a loan described in section 9.8. Dividends on unallocated and allocated Qualifying Employer Securities will be allocated directly to Accounts in the ratio in which the number of shares of Qualifying Employer Securities allocated to each such Account bears to the total number of shares of Qualifying Employer Securities allocated to all Accounts.

         [f]      SUSPENSE ACCOUNT FOR UNALLOCATED FORFEITURES: In the event that the amount of forfeitures to be allocated to any Participant's Account would exceed the annual addition limitations, a separate suspense account shall be established to hold such unallocated forfeitures for any year or years provided that:

                  [1]      no Company contributions may be made at any time
when their allocation would be precluded by Section 415 of the Code;

                  [2]      investment gains and losses and other income are not
allocated to the suspense account; and

                  [3]      the amounts in the suspense account are allocated
under section 5.1[a] as of each Allocation Date on which forfeitures may be allocated until the suspense account is exhausted.

5.4      VESTING OF PARTICIPANT ACCOUNTS:

         [a]      GENERAL RULES: If any Employee reaches his Normal Retirement
Age, his Early Retirement Age, or dies while employed with the Company, his entire Account shall become fully vested without regard to the number of Years of Service such Employee has had with the Company.

         [b]      VESTING SCHEDULE: A Participant shall be vested in the
balance attributable to Company contributions in accordance with the following schedule:

                                                               Percentage of Account
                          Years of Service                         Which Is Vested
                          ----------------                     ---------------------

                            Fewer than 2                                 0
                     2 or more but fewer than 3                         20
                     3 or more but fewer than 4                         40
                     4 or more but fewer than 5                         60
                     5 or more but fewer than 6                         80
                             6 or more                                 100

         [c]      LIMITATIONS ON VESTING: Any amount returned to the Company under Article IV shall not be considered a forfeiture in violation of Code
Section 411(a) even if a resulting adjustment is made to a Participant's vested or nonvested Account.

         [d]      SERVICE INCLUDED IN DETERMINATION OF VESTED INTEREST: All
Years of Service with the Company will be included for the purpose of determining a Participant's vested interest except Years of Service prior to the Plan Year in which the Participant attained age 18, Years of Service before this Plan (or any predecessor plan) was maintained, and Years of Service excluded under paragraph [e].

         [e]      EFFECT OF BREAK IN SERVICE ON VESTING: With respect to a
Participant's Account attributable to Company contributions made before any Break in Service, the percentage of a Participant's Account that is vested will not be increased by reason of any Years of Service completed after five consecutive one year Breaks in Service. With respect to a Participant's Account attributable to Company contributions made after any Break in Service, Years of Service before the Break in Service will be taken into account for purposes of determining the percentage of the Participant's Account that is vested only if the Participant has completed a Year of Service after his or her return to the employment of the Company. For an Employee who has no vested interest in any Company contribution at the time of reemployment after a Break in Service, Years of Service before such Break in Service will be taken into account for purposes of determining the Participant's vested Account only if the aggregate number of consecutive one year Breaks in Service does not exceed the greater of five or the number of Years of Service before the Break in Service. Once eliminated, these Years of Service will not again be counted. If a Participant is reemployed after a Break in Service, separate Accounts will be maintained for the Participant's interest attributable to pre-break and post-break Company contributions, if required. Both accounts will share in earnings and losses as provided in section 5.3.

         [f]      AMENDMENT OF VESTING SCHEDULE: No amendment to the Plan may have the effect of decreasing a Participant's vested interest in the Plan as of the later of the date the amendment is adopted or becomes effective. Notwithstanding the preceding sentence, a Participant's Account balance may be reduced to the extent permitted under Code Section 412(c)(8). For purposes of this paragraph, a Plan amendment that has the effect of decreasing a Participant's Account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, will be treated as reducing an accrued benefit. If a Plan amendment, including any change in vesting schedule that occurs when a Plan becomes or ceases to be top heavy, directly or indirectly affects the computation of a Participant's vested percentage, each Participant with at least three Years of Service with the Company may elect, within sixty days after the later of [1] the date the amendment is adopted; [2] the date the amendment is effective; or [3] the date the Participant is provided notice of the amendment by the Committee or the Plan Administrator, to have his or her nonforfeitable percentage computed under the Plan without regard to the amendment.

         [g] PLAN TERMINATION: Upon the termination or partial termination of this Plan, the Accounts of all Participants affected will be fully vested as of the date the termination, partial termination, or complete discontinuance of contributions occurred.

         [h]      EFFECT OF CERTAIN DISTRIBUTIONS: This paragraph will not
apply to any Participant or rollover contributions. A Participant who terminates participation in the Plan for any reason other than death or retirement while any portion of the Participant's Account in the Trust Fund is forfeitable and who receives a distribution of any portion of his or her vested Account not later than the close of the second Plan Year following the Plan
Year in which such termination of participation occurs will have the right to pay back such distribution to the Plan. Such repayment may be made [1] only if the Participant has returned to the employ of the Company at the time of such repayment, and [2] in the case of a distribution upon termination of employment, before the earlier of the date on which the Participant experiences five consecutive one year Breaks in Service or five years from the date of re-employment with the Company, or, in the case of any other distribution, five years from the date of the distribution. A Participant who desires to make repayment of a distribution under this paragraph will make repayment directly to the Trustee. If a Participant repays a distribution under this section, the value of the Participant's Account will be restored to the amount of the Account immediately prior to distribution, unadjusted by any subsequent gains or losses. In the case of a Participant who terminates employment when the Participant's vested Account balance is zero and who is deemed to receive a distribution of his or her vested Account balance upon such termination, if such Participant becomes reemployed prior to the date on which the Participant experiences five consecutive one-year Breaks in Service, such Participant's nonvested Account balance will be restored to the amount of the nonvested Account on the date of such deemed distribution. If distribution is made to a Participant and the Participant does not repay such distribution under the terms of this paragraph, when the time limit for repayment expires under this paragraph, the Participant's forfeitable Account immediately before such distribution will not be restored and such Account will not be adjusted for any increase in vesting for service completed during the repayment period.

5.5 SUSPENSION OF CONTRIBUTIONS: If the Board of Directors decides it is impossible to continue to make contributions, it shall have the power by appropriate resolution or decision to suspend contributions to the Plan. Suspension shall be temporary cessation of contributions which shall not constitute or require a formal termination of the Plan and shall not preclude later contributions. After the date of suspension of contributions, the Plan and Trust shall remain in force. The Committee shall deliver to the Trustee a copy of the Board of Director's resolution to suspend contributions.

5.6 SAFE HARBOR ALLOCATION: In the event the requirements of Code Section 401(a)(26) or Code Section 410(b) are not met during the Plan Year, Company contributions will be allocated to Participants in the following order until the requirements of Code Section 401(a)(26) and 410(b) are met:

         [a]      Participants who are employed by the Company on the last day of the Plan Year and who have completed more than 500 but less than 1,000 Hours of Service during the Plan Year; then to

         [b]      Participants who are employed by the Company on the last day of the Plan Year and who have completed 500 or fewer Hours of Service during the Plan Year; then to

         [c]      Participants who have terminated employment with the Company during the Plan Year and who have completed 1,000 or more Hours of Service during the Plan Year; then to

         [d]      Participants who have terminated employment with the Company during the Plan Year and who have completed more than 500 but less than Hours of Service during the Plan Year.

In no event will Participants who have terminated employment with the Company during the Plan Year and who have completed 500 or fewer Hours of Service during the Plan Year receive any allocation of Company contributions. The allocation of Company contributions to Participants in each of the above categories will be made beginning with the Participant in the category who received the lowest Compensation from the Company during the Plan Year until Code Sections 401(a)(26) and 410(b) are met.

                                   ARTICLE VI


                           LIMITATIONS ON ALLOCATIONS



6.1 DEFINITIONS: For purposes of this Article VI, the following terms will be defined as follows:

         [a]      "ANNUAL ADDITION" means the sum of the Company
contributions, forfeitures, and Participant contributions allocated to a Participant's Account during any Limitation Year. Amounts allocated after March 31, 1984 to an individual medical account, as defined in Code Section 415(l)(2), which is part of a pension or annuity plan maintained by the Company will be treated as annual additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued in taxable years ending after December 31, 1985 which are attributable to post-retirement medical benefits that are allocated to the separate account of a Key Employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Company are treated as annual additions to a defined contribution plan. Any excess amount used to reduce Company contributions under section 6.2 will be treated as annual additions for such Limitation Year.

         [b]      "COMPANY," for purposes of this Article, means the Company that adopts this Plan, and all members of a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)), all commonly controlled trades or businesses (as defined in Code Section 414(c) as modified by Code Section 415(h)), and all affiliated service groups (as defined in Code Section 414(m)), in which the adopting Company is a member, and any other entity required to be aggregated with the Company pursuant to Code Section 414(o) and the final regulations thereunder.

         [c]      "COMPENSATION," for purposes of limiting annual additions
and combined benefits and contributions under this Article, means compensation, as defined in [1], [2], [3], or [4] below, as determined by the Company in its discretion.

                  [1]     Compensation means a Participant's wages, salaries,
fees for professional services, and other amounts received (without regard to whether an amount is paid in cash) for personal services actually rendered in the course of employment with the Company to the extent that the amounts are includible in gross income including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances. Compensation also will include [A] amounts paid or reimbursed by the Company for moving expenses incurred by the Employee, but only to the extent that these amounts are not deductible by the Employee under Code Section 217; [B] amounts described in Code Sections 104(a)(3), 105(a) and 105(h), but only to the extent that these amounts are includible in the Employee's gross income; and [C] amounts includible in the income of the Employee as a result of the grant of a non-qualified stock option to the Employee or as a result of the Employee making an election described in Code Section 83(b).

Compensation will not include [i] Company contributions to a deferred compensation plan that are not includible in the Employee's gross income in the year in which contributed; [ii] Company contributions to a simplified employee pension plan described under Code Section 408(k) to the extent such contributions are deductible by the Employee; [iii] any distributions from a deferred compensation plan other than amounts received from an unfunded nonqualified plan; [iv] amounts realized from the exercise of a nonqualified stock option or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to substantial risk of forfeiture; [v] amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; or [vi] other amounts that receive special tax benefits, or Company contributions to purchase an annuity contract described in Code Section 403(b), whether or not under a salary reduction agreement and whether or not the amounts actually are excludible from the gross income of the Employee. For purposes of this Article, compensation for a Limitation Year includes only the compensation that actually is paid to the Participant during the Limitation Year and compensation that is includible in the Participant's gross income during the Limitation Year.

                  [2]     Compensation means wages, as defined in Code Section
3401(a) and all other payments of Compensation, to an Employee (in the course of the Company's trade or business) which the Company is required to report on IRS Form W-2 for the Employee.

                  [3]     Compensation means wages, as defined in Code Section
3401(a) for purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

                  [4] "Compensation" shall include elective deferrals (as defined in Code Section 402(g)) and any amounts which are not included in the Participant's gross income by reason of Code Sections 125 (cafeteria plans) and 457 (deferrals to governmental plans). All determinations of Compensation will be made in accordance with Code Section 415(c)(3), as it may be amended from time to time.

         [d]      "LIMITATION YEAR" means the Plan Year. If the Limitation
Year is changed to a different twelve consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which such change is made. If a short Limitation Year is created as a result of a change in the Limitation Year, the limitation described in section 6.2 may not exceed the amount determined under section 6.2[a] multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is twelve.

6.2 LIMITATION ON ANNUAL ADDITION: To the extent permitted under Treasury Regulation Section 1.415-6(b)(6) and other guidance issued by the IRS, if the annual addition to the account of any Participant attributable to all defined contribution plans (including money purchase pension plans, profit-sharing plans, and welfare benefit funds of the Company), would exceed the lesser of [a]the greater of $30,000 (as adjusted for cost of living increases by the Secretary of the

Treasury as of each January 1 for any Limitation Year ending during such calendar year), or [b] 25% of such Participant's compensation, the excess amount will be disposed of as follows:

         [1]      Any nondeductible voluntary employee contributions and net earnings attributable to such contributions, to the extent that the return would reduce the excess amount, will be returned to the Participant.

         [2]      Any Elective deferrals and net earnings attributable to such amounts, to the extent such amounts would reduce the excess amount, will be returned to the Participant. These Elective deferrals will not be counted in the Actual Deferral Percentage test of Code Section 401(k) and Plan Section 4.6.

         [3]      If an excess amount still exists after the application of
paragraphs [1] and [2] and the Participant still is a Plan Participant at the end of the Limitation Year, the amount of any such excess will be used to reduce the Company contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year and in each succeeding Limitation Year, if necessary.

         [4]      If an excess amount still exists after the application of
paragraphs [1] and [2] and the Participant is not a Plan Participant at the end of the Limitation Year, any excess amount will be allocated to a suspense account and the suspense account will be used to reduce Company contributions for all remaining Plan Participants in the next Limitation Year and for each succeeding Limitation Year, as necessary. If a suspense account exists for any Limitation Year, all amounts in such suspense account must be allocated and reallocated to the Participants' Accounts before any Company or Participant contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants. If a suspense account is in existence at any time during the Limitation Year pursuant to this paragraph [4], such suspense account will not share in the allocation of the gains and losses of the Trust Fund. In the event of a Plan termination, the balance of such suspense account shall be returned to the Company.

6.3 LIMITATION ON COMBINED BENEFITS AND CONTRIBUTIONS OF ALL DEFINED CONTRIBUTION PLANS: This section applies if, in addition to this Plan, the Participant is covered under another defined contribution plan maintained by the Company, a welfare benefit fund, as defined in Code Section 419(e), maintained by the Company, or an individual medical account, as defined in Code Section 415(1)(2), maintained by the Company, that provides an annual addition during any Limitation Year. The annual additions that may be credited to a Participant's Account under this Plan for any such Limitation Year will not exceed the limitation described in section 6.2 reduced by the annual additions credited to a Participant's account under the other defined contribution plans and welfare benefit funds for the same Limitation Year. If the annual additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Company are less than the limitation described in section 6.2 and the Company contribution that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the annual additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the annual additions under all such plans and funds for the Limitation Year will equal the limitation described in section 6.2. If the annual additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the limitation described in section 6.2, the Company will specify the plan or plans to which the contribution will be reduced. If a Participant's annual additions under this Plan and such other plans would result in an excess amount for a Limitation Year, the excess amount will be deemed to consist of the annual additions last allocated, except that annual additions attributable to a welfare benefit fund or an individual medical account will be deemed to have been allocated first regardless of the actual Allocation Date. If an excess amount is allocated to a Participant on an Allocation Date of this Plan that coincides with an Allocation Date of another plan, the excess amount attributed to this Plan will be the product of the total excess amount allocated as of such date multiplied by a fraction, the numerator of which is the annual additions allocated to the Participant for the Limitation Year as of such date under this Plan and the denominator of which is the total annual additions allocated on the Participant's behalf for the Limitation Year as of such date under this and all the other defined contribution plans.

         Any excess amount attributed to this Plan will be disposed of in the manner described in section 6.2.

6.4 LIMITATION ON COMBINED BENEFITS AND CONTRIBUTIONS OF ALL DEFINED BENEFIT AND DEFINED CONTRIBUTION PLANS OF THE COMPANY: For limitation years beginning before December 31, 1999, if the Company maintains or has ever maintained a defined benefit plan covering any Employee who also is a Participant in this Plan, then the sum of the defined benefit plan fraction and the defined contribution plan fraction (both as prescribed by law and as defined below) for such Employee for such year will not exceed 1.0 in any Limitation Year. In any Limitation Year, if the sum of the defined benefit plan fraction and the defined contribution plan fraction on behalf of a Participant does exceed 1.0, the Company's contribution on behalf of such Participant to the defined contribution plan selected by the Company will be reduced to the extent necessary to prevent the sum of the defined contribution plan fraction and the defined benefit plan fraction from exceeding 1.0.

         [a]      DEFINED BENEFIT PLAN FRACTION: The defined benefit plan
fraction is a fraction, the numerator of which is the projected annual benefit of the Participant under all defined benefit plans of the Company (whether or not terminated) and the denominator of which is the lesser of [1] the product of 1.25 times the maximum benefit dollar limitation determined for the Limitation Year under Code Sections 415(b) and (d); or [2] the product of 1.4 times 100% of the Participant's average Compensation for his or her high three consecutive calendar years, including any adjustments under Code Section 415(b).

         Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Company that were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefit that the Participant has accrued under such plans as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section
415 for all Limitation Years beginning before January 1, 1987.

         The projected annual benefit is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity) to which the Participant would be entitled under the terms of the plan at Normal Retirement Age assuming that the Participant will continue employment until Normal Retirement Age under the plan (or, if later, using the Participant's current age) and further assuming that the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.

         [b]      DEFINED CONTRIBUTION PLAN FRACTION: The defined contribution plan fraction is a fraction, the numerator of which is the sum of the annual additions to the Participant's Account under all defined contribution plans (whether or not terminated) maintained by the Company for the current and all prior Limitation Years (including the annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Company, and the annual additions attributable to all welfare benefit funds, as defined in Code
Section 419(e), and individual medical accounts, as defined in Code Section 415(l)(2), maintained by the Company), and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior Limitation Year of Service with the Company: [1] the product of 1.25 times the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code Section 415(c)(1)(A) for the Limitation Year; or [2] 35% of the Participant's Compensation for the Limitation Year.

         If the Employee was a Participant on the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Company that were in existence of May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of [A] the excess of the sum of the fractions over 1.0 times [B] the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

         The annual addition for any Limitation Year beginning before January 1, 1987, will not be recomputed to treat all Employee contributions as annual additions.

         [c]      TRANSITION RULES. The Plan Committee, in its discretion, may elect to use the transition rules for calculating the defined contribution plan fraction as provided in Code Sections 415(e)(4) and 415(e)(6).

         [d]      LIMITATION YEARS BEGINNING AFTER DECEMBER 31, 1999. This
Section 6.4 shall not apply to any limitation year beginning after December 31, 1999.

                                   ARTICLE VII


                              TOP HEAVY PROVISIONS



7.1 TOP HEAVY DETERMINATION: If the Plan is or becomes top heavy in any Plan Year, the provisions of this Article VII will supersede any conflicting provisions in the Plan. This Plan is top heavy if any of the following conditions exist:

         [a]      If the top heavy ratio for this Plan exceeds 60 percent and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

         [b]      If this Plan is a part of a required aggregation group of
plans but not part of a permissive aggregation group and the top heavy ratio for the group of plans exceeds 60 percent.

         [c]      If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top heavy ratio for the permissive aggregation group exceeds 60 percent.

7.2      TOP HEAVY RATIO:

         [a]      If the Company maintains one or more defined contribution
plans (including any simplified employee pension plan) and the Company has not maintained any defined benefit plan that, during the five-year period ending on the Determination Date, has or has had accrued benefits, the top heavy ratio for this Plan alone (or for the required or permissive aggregation group, as appropriate) is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the Determination Date (including any part of any Account balance distributed in the five-year period ending on the Determination Date), and the denominator of which is the sum of all Account balances (including any part of any Account balance distributed in the five-year period ending on the Determination Date), both computed in accordance with Code Section 416 and the regulations thereunder. Both the numerator and the denominator of the top heavy ratio will be increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

         [b]      If the Company maintains one or more defined contribution
plans (including any simplified employee pension plan) and the Company maintains or has maintained one or more defined benefit plans that during the five-year period ending on the Determination Date has or has had any accrued benefits, the top heavy ratio for any required or permissive aggregation group, as appropriate, is a fraction, the numerator of which is the sum of Account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with [a] above, plus the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with [a] above, plus the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date, all determined in accordance with Code Section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and the denominator of the top heavy ratio will be increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

         [c]      For purposes of paragraphs [a] and [b] above, the value of
Account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve month period ending on the Determination Date for the first and second Plan Years of a defined benefit plan, except as provided in Code Section 416. The account balances and accrued benefits of a Participant [1] who is not a Key Employee but who was a Key Employee in a prior year, or [2] who has not been credited with at least one Hour of Service with any Company maintaining the Plan at any time during the five-year period ending on the Determination Date, will be disregarded. The calculation of the top heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account, will be made in accordance with Code Section 416. Deductible employee contributions will not be taken into account for purposes of computing the top heavy ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

         The accrued benefit of a Participant other than a Key Employee will be determined under [A] the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Company, or [B] if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

7.3      DEFINITIONS:

         [a]      "PERMISSIVE AGGREGATION GROUP" means the required
aggregation group of plans plus any other plan or plans of the Company that, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

         [b]      "REQUIRED AGGREGATION GROUP" means [1] each qualified plan of the Company in which at least one Key Employee participates or participated at any time during the Plan Year or any of the four preceding Plan Years (regardless of whether the plan has terminated), and [2] any other qualified plan of the Company that enables a plan described in [1] to meet the requirements of Code Sections 401(a)(4) or 410.

         [c]      "DETERMINATION DATE" for any Plan Year subsequent to the
first Plan Year means the last day of the preceding Plan Year. For the first Plan Year of the Plan, "Determination Date" means the last day of that year.

         [d]      "VALUATION DATE," for purposes of computing the top heavy
ratio, means the date or dates designated in Article V.

         [e]      "PRESENT VALUE" means the present value of a Participant's interest determined in accordance with the interest and mortality assumptions specified in the defined benefit plan of the Company, if any.

         [f]      "COMPENSATION," for purposes of this Article, means
compensation as defined in section 6.1[c], up to the limitation under Code
Section 401(a)(17).

         [g]      "KEY EMPLOYEE" means any Employee or former Employee (or
Beneficiary of either) who, at any time during the Plan Year or any of the four preceding Plan Years, is or was:

                  [1]     An officer of the Company if the officer's
compensation exceeds 50% of the dollar limitation in effect under Code Section 415(b)(1)(A);

                  [2]     One of the ten Employees owning, or considered to
own under Code Section 318, the largest interests in the Company if the individual's compensation exceeds 100% of the dollar limitation in effect under Code Section 415(c)(1)(A);

                  [3]     A five percent owner of the Company; or

                  [4]     A one percent owner of the Company having annual
compensation from the Company of more than $150,000.

For purposes of this paragraph, annual compensation means compensation as defined in Code Section 415(c)(3), including amounts contributed by the Company pursuant to a salary reduction agreement that are excluded from the Employee's gross income under Code Section 125, 402(e)(3), 402(h), or 403(b).

For purposes of paragraph [1], no more than 50 Employees (or, if fewer, the greater of three Employees or ten percent of the Employees) will be treated as officers. For purposes of paragraph [2], if two Employees have the same interest in the Company, the Employee having the greater annual compensation from the Company will be treated as having the larger interest in the Company. The determination of who is a Key Employee will be made in accordance with Code
Section 416(i)(1). Non-Key Employee means any Employee who is not a Key
Employee.

7.4 MINIMUM CONTRIBUTIONS: Notwithstanding any other provision in the Company's Plan, for any Plan Year in which the Plan is top heavy and in which the Company maintains no defined benefit plan which designates this Plan to satisfy Code Section 416, the aggregate Company contributions and forfeitures allocated on behalf of any Participant who is a non-Key Employee under this Plan and any other defined contribution plan of the Company will be the lesser of:

         [a]      Three percent of such Participant's compensation; or

         [b]      The largest percentage of Company contributions and
forfeitures, as a percentage of the Compensation up to the Code Section 401(a)(17) limitation, allocated on behalf of any Key Employee for such year.

Elective deferrals and Company matching contributions may not be used to satisfy the minimum contribution required under this Article VII. If, in any top-heavy year, the highest percentage of Company contributions and forfeitures allocated to any Key Employee is less than three percent, amounts allocated as a result of any Key Employee's elective deferrals must be included in determining the Company contribution made on behalf of such Key Employees. Each Participant who is a non-Key Employee who is employed by the Company on the last day of the Plan Year will be entitled to receive an allocation of the Company's minimum contribution for such Plan Year. The minimum allocation applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because the Participant fails to make mandatory contributions to the Plan, the Participant's compensation is less than a stated amount, or the Participant fails to complete 1,000 Hours of Service during the Plan Year. If the Company maintains this Plan and any other qualified defined contribution plan, the contribution described above will be provided under the plan specified by the Company.

         If the Company maintains a qualified defined benefit plan in which any Participant in this Plan participates and if the Code Section 416 minimum contribution requirements are to be provided under this Plan, for any Plan Year in which the Plan is Top Heavy the aggregate Company contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee will be at least five percent of such Participant's compensation.

         If the Company maintains or at any time maintained a qualified defined benefit plan covering any Participant in this Plan, then for any year in which the Plan is top heavy one of the following special rules will apply:

                  [1]     If for the Plan Year this Plan would not be top
heavy if "90 percent" were substituted for "60 percent" in section 7.1, then sections 6.4[a] and [b] will apply to Key Employees for the Plan Year as if amended to substitute "1.0" for "1.25" in the denominators of both the defined benefit and defined contribution plan fractions unless the top heavy minimum allocation under this section 7.4 is at least 7-1/2% or, if the top heavy requirements are satisfied with a minimum benefit under a defined benefit plan, that minimum benefit is not less than 3% of the Participant's average compensation multiplied by the number of a Participant's completed Years of Service up to a maximum of 10 years.

                  [2]     If for the Plan Year this Plan would be top heavy if
"90 percent" were substituted for "60 percent," in section 7.1, then for all Participants, sections 6.4[a] and [b] will apply as if amended to substitute "1.0" for "1.25" in the denominators of both the defined contribution and the defined benefit plan fractions.

                                  ARTICLE VIII

                          DISTRIBUTION FROM TRUST FUND


8.1 DISTRIBUTION OF ACCOUNTS: Unless otherwise provided in this Article VIII, a Participant's Account will not be distributable until the Participant dies, attains Normal Retirement Age, Early Retirement Age, or Late Retirement Age and terminates employment, or terminates employment for any other reason. When the Account becomes distributable, such Participant will cease to have any further interest or participation in the Trust Fund or any subsequent allocations except as provided in paragraphs [a] and [b] below.

         [a]      RIGHT TO DISTRIBUTION: A Participant will retain the right to receive distribution of the value of his or her vested Account as determined under Article V.

         [b]      RIGHT TO ALLOCATION: To the extent provided under Article V, a Participant will retain the right to receive allocations to his or her Account. If distribution of a Participant's Account balance under this Article is to be made after the end of the Plan Year in which a Participant terminates employment, such distribution will include the full amount of the Participant's share in the allocations for such year as provided under Article V. If distribution of a Participant's entire vested Account balance under this
Article is made prior to the allocation of a Participant's share under Article V for the Plan Year in which the Participant terminates employment, and if the Participant is otherwise eligible for such allocation under the terms of
Article V then the full amount of the Participant's share in the allocations for such year, if any, will be distributed to the Participant if living or, if not, to his or her Beneficiary, in a lump sum within an administratively reasonable period of time after the date on which such amount is allocated.

         [c]      NOTIFICATION OF TRUSTEE: Within a reasonable period of time after being notified by the Company that a Participant's vested Account is distributable, the Committee will notify the Trustee of the Participant's name and address, the amount of the vested Account that is distributable under
Article V, the reason for its being distributable, and the manner of distribution.

8.2      ASSIGNMENT OF BENEFITS:

         [a]      GENERAL RULES: Except as provided below and under Code
Section 401(a)(13)(C), all amounts payable by the Trustee will be paid only to the person entitled to them, and all such payments will be paid directly to such person and not to any other person or entity. Such payments will not be subject to the claim of any creditor of a Participant, except to the extent that such payments have been used by such Participant to secure a loan from the Plan, if applicable, nor will such payments be taken in execution by attachment or garnishment or by any other legal or equitable proceedings. No person will have any right to alienate, anticipate, commute, pledge, encumber, or assign any payments or benefits that he or she may expect to receive, contingently or otherwise, under this Plan, except the right to designate a Beneficiary or beneficiaries; provided that this section will not affect, restrict, or abridge any right of setoff or lien that the Trust may have by law.

         [b]      QUALIFIED DOMESTIC RELATIONS ORDERS: Paragraph [a] above will not apply with respect to payments in accordance with the requirements of a qualified domestic relations order. A qualified domestic relations order creates, or recognizes the existence of, an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits otherwise payable to a Participant under the Plan. A domestic relations order means any judgment, decree, or order (including approval of a property settlement agreement) that relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant, and is made pursuant to a state domestic relations law (including a community property law). To qualify, the domestic relations order must:

                  [1]      Clearly state the name and last known mailing
address of the Participant and the name and mailing address of each alternate payee covered by the order;

                  [2]      Clearly state the amount or percentage of the
Participant's benefits to be paid by the Plan to each alternate payee, or the manner in which the amount or percentage is to be determined;

                  [3]      Clearly state the number of payments or period to
which the order applies;

                  [4]      Identify each Plan to which the order applies;

                  [5]      Not require the Plan to provide any type of benefit,
form of benefits, or any option not otherwise provided under the Plan;

                  [6]      Not require the Plan to provide increased benefits
(determined on the basis of actuarial value); and

                  [7]      Not require the payment of benefits to an alternate
payee that was required to be paid to another alternate payee under another order previously determined to be a qualified domestic relations order.

In the case of any distribution before a Participant has separated from service, a qualified domestic relations order will not fail to meet the requirements of subparagraph [b][5] of this section solely because such order requires that payment of benefits be made to an alternate payee [A] on or after the date the Participant attains the earliest retirement age, [B] as if the Participant had retired on the date on which such payment is to begin under such order, and [C] in any form in which benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the alternate payee and his or her subsequent spouse). Payments to an alternate payee pursuant to a qualified domestic relations order will be made at the time prescribed by such order without violating the terms of this Plan or the Code.

         [c]      DEFINITIONS:

                  [1]      "ALTERNATE PAYEE" means any spouse, former spouse,
child, or other dependent of a Participant who is recognized by a qualified domestic relations order as having a right to receive all, or a portion of, the benefits payable under a Plan with respect to such Participant.

                  [2]      "EARLIEST RETIREMENT AGE," for purposes of this
section only, means the earlier of [A] the date the Participant is entitled to a distribution under the Plan, or [B] the later of the date the Participant attains age 50 or the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from service.

8.3 FORFEITURE OF FORFEITABLE ACCOUNT ON TERMINATION OF EMPLOYMENT: If a Participant's employment is terminated for any reason other than attainment of Normal Retirement Age and termination of employment or death while any part of the Participant's Account in the Trust Fund is forfeitable, then that portion of the Account that is forfeitable will be forfeited by the Participant on the earlier of the date on which the Participant receives a distribution of the vested Account or the date on which the Participant experiences five consecutive one-year Breaks in Service. If the value of a Participant's vested Account balance is zero upon the Participant's termination of employment, the Participant will be deemed to have received a distribution of the vested Account balance immediately upon such termination of employment. If a Participant who has received a distribution of less than his or her entire Account upon termination of employment is reemployed prior to five consecutive one-year Breaks in Service, the forfeited Account will be restored from income or gains to the Plan, forfeitures, or Company contributions, at the discretion of the Committee, if the Participant repays the distributed amount to the Plan pursuant to section 5.4[h]. Any amount forfeited will remain in the Trust Fund and will be allocated as provided in Article V.

8.4      MANNER OF DISTRIBUTION OF ACCOUNT:

         [a]      REQUIRED CONSENT TO DISTRIBUTION: If the value of a
Participant's vested Account balance exceeds $5,000 or exceeded $5,000 at the time of any prior distribution, the Participant must consent to any distribution of the Account balance prior to the later of Normal Retirement Age or age 62. The consent of the Participant must be obtained in writing within the ninety-day period ending on the first day of the first period for which any distribution is received. The Committee will notify the Participant of the right to defer any distribution until the later of Normal Retirement Age or age
62. Such notification must include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3) and must be provided no less than thirty days nor more than ninety days prior to the first day of the first period for which a distribution is received; provided, however, that the Participant may waive the minimum thirty-day notice period.

         [b]      FORM AND MANNER OF DISTRIBUTION

                  [1]      ACCOUNTS NOT EXCEEDING $5,000: Notwithstanding any
other provision of this Plan, if a Participant terminates employment with the Company and the value of the Participant's vested Account balance does not exceed $5,000, the Participant will receive a distribution of the value of the entire vested portion of such Account balance in a single lump sum within an administratively reasonable period of time after the Participant terminates employment. Such distribution will be made in the form of cash; provided, however, that the Participant may elect a distribution in the form of Qualifying Employer Securities with respect to the Participant's ESOP Account. For purposes of this section, if the value of a Participant's vested Account balance is zero, the Participant will be deemed to have received a distribution of such vested Account balance immediately upon termination of employment.

                  [2]      ACCOUNTS EXCEEDING $5,000: Effective July 1, 1996, a
Participant may elect one of the following distribution forms, provided that the Participant's vested Account exceeds $5,000:

                           [A]      ESOP Account: If elected, the portion of
the Participant's Account which is attributable to the ESOP portion of the Plan will be distributed [i] in one single lump sum distribution, or [ii] in monthly, quarterly, semiannual, or annual installments. The distribution period may not extend beyond the life expectancy of the Participant or the joint life expectancy of the Participant and his or her designated Beneficiary. Any lump sum or installment distribution of the Participant's ESOP Account will be made in cash; provided, however, that the Participant may elect a distribution of his ESOP Account solely in the form of Qualifying Employer Securities. The lump sum distribution will be made, or installment distributions will commence, within a reasonable period of time after the end of the Plan Year following the date the Participant terminates employment or attains normal retirement age, or after the last day of any subsequent Plan Year, at the election of the Participant.

                           [B]      Profit-Sharing Account: If elected, the
portion of the Participant's Account which is attributable to the Profit-Sharing portion of the Plan will be distributed [i] in one single lump sum distribution, or [ii]in monthly, quarterly, semiannual, or annual installments. The distribution period may not extend beyond the life expectancy of the Participant or the joint life expectancy of the Participant and his or her designated Beneficiary. Any lump sum or installment distribution of the Participant's Profit-Sharing Account will be made in cash. The lump sum distribution will be made, or installment distributions will commence, within a reasonable period of time after the end of the Plan Year following the date the Participant terminates employment or attains normal retirement age, or after the last day of any subsequent Plan Year, at the election of the Participant.

                  [3]      LIMITATION ON DISTRIBUTION OF QUALIFYING EMPLOYER
SECURITIES: Pursuant to Code Section 409(h)(2), if the Articles of Incorporation or Bylaws of the Company restrict the ownership of Qualifying Employer Securities to Employees of the Company or to a qualified trust maintained by the Company, Participants thereafter may not demand any distributions from this Plan in the form of Qualifying Employer Securities and any distribution under this Article will be in cash.

         [c]      DISTRIBUTIONS UPON DEATH: Upon the death of the Participant, the Participant's vested Account balance will be paid to the Participant's surviving spouse, unless the Participant has designated a Beneficiary other than his or her spouse pursuant to section 8.5[e].

         [d]      OPTIONAL FORMS OF BENEFITS FOR TRANSFERRED ASSETS:
Notwithstanding any provision of this Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to the employee's retirement, death, disability, or severance from employment, and prior to Plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of section 414(1) of the Internal Revenue Code, to this Plan from a money purchase pension plan qualified under section 401(a) of the Internal Revenue Code (other than any portion of those assets and liabilities attributable to voluntary employee contributions).

8.5      OTHER RULES FOR DISTRIBUTION:

         [a]      MINIMUM REQUIRED DISTRIBUTIONS: Subject only to the
distribution options offered in section 8.5, the following distribution rules will apply:

                  [1]      GENERAL MINIMUM DISTRIBUTION RULES:

                           [A]      All distributions required under this
section 8.5[a], including distributions in the form of an annuity purchased from an insurance company, will be determined and made in accordance with Code
Section 401(a)(9) and the regulations thereunder, including the minimum distribution incidental death benefit requirement of Income Tax Regulation
Section 1.401(a)(9)-2.

                           [B]      The entire interest of a Participant must
be distributed or begin to be distributed no later than the Participant's required beginning date.

                           [C]      As of the first distribution calendar year,
distributions, if not made in a single sum under the terms of the Plan, must be made over [i] the life of the Participant; [ii] the life of the Participant and a designated Beneficiary; [iii] a period certain not extending beyond the life expectancy of the Participant; or [iv] a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

                  [2]      DETERMINATION OF AMOUNT DISTRIBUTED: If the
Participant's interest is to be distributed in a form other than a single sum, the following minimum distribution rules will apply on or after the required beginning date:

                           [A]      If a Participant's benefit is to be
distributed over [i] a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary; or [ii] a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must equal at least the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

                           [B]       The amount to be distributed each year,
beginning with distributions for the first distribution calendar year, may not be less than the quotient obtained by dividing the Participant's benefit by the lesser of [i] the applicable life expectancy; or [ii] if the Participant's spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Income Tax Regulation Section 1.401(a)(9)-2 (Q&A-4). Distributions after the death of the Participant will be determined using the applicable life expectancy in [A] above as the relevant divisor without regard to Income Tax Regulation Section 1.401(a)(9)-2.

                           [C]       The minimum distribution required for the
Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

                  [3]      MINIMUM REQUIRED DISTRIBUTIONS BEFORE DEATH: The
entire Account of each Participant [A] will be distributed not later than the required beginning date; or [B] will be distributed commencing not later than the required beginning date over [i] the life of the Participant (or the lives of the Participant and his or her designated Beneficiary); or [ii] a period not extending beyond the life expectancy of the Participant (or the life expectancy of the Participant and his or her designated Beneficiary).

                  [4]      MINIMUM REQUIRED DISTRIBUTIONS AFTER DEATH: If a
Participant dies after distribution of the Participant's Account has begun, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of the Participant's death. If a Participant dies before distribution of the Participant's Account has begun, the entire interest of the Participant will be distributed by December 31 of the calendar year containing the fifth anniversary of the death of the Participant. The preceding sentence will not apply to the extent that an election is made to receive distributions in accordance with [A] or [B] below:

                           [A]      If any portion of the Participant's
interest is payable to or for the benefit of a designated Beneficiary, distributions may be made over the life of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died; or

                           [B]      If the designated Beneficiary is the
surviving spouse of the Participant, the date on which the distributions are required to begin will not be earlier than the later of [i] December 31 of the calendar year following the calendar year in which the Participant died; or [ii] December 31 of the calendar year in which the Participant would have attained age 70-1/2. If the surviving spouse dies before the distributions to such spouse begin, distributions will be made as if the surviving spouse were the Participant.

         If the Participant has not made an election pursuant to this paragraph [4] by the time of the Participant's death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of December 31 of the calendar year in which distributions would be required to begin under this section or December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  [5]      LIFE EXPECTANCY: Life expectancy and joint and last
survivor expectancy will be computed using the return multiples provided in tables V and VI of Income Tax Regulation Section 1.72-9. Life expectancies will not be recalculated annually. The life expectancy (or joint and last survivor expectancy) is calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year that has elapsed since the date life expectancy was first calculated. The applicable calendar year will be the first distribution calendar year. If annuity payments commence before the required beginning date, the applicable calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the applicable calendar year is the year of purchase.

                  [6]      REQUIRED BEGINNING DATE: A Participant's required
beginning date shall be the later of the April 1 of the calendar year following the calendar year in which [i] the Participant attains age 70 1/2 or retires.

                           [A]      5-PERCENT OWNER: Notwithstanding the above,
the required beginning date of a Participant who is a 5-percent owner is April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. A Participant is treated as a 5-percent owner for purposes of this section is such Participant is a 5-percent owner as defined in Code
Section 416 at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2. Once distributions have begun to a 5-percent owner under this section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

                  [7]      DISTRIBUTION CALENDAR YEAR: The distribution
calendar year is a calendar year for which a minimum distribution is required. For distributions required to begin under Code Section 401(a)(9) before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions required to begin under Code Section 401(a)(9) after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under section 8.5[a][4].

                  [8]      TREATMENT OF PAYMENTS TO CHILDREN: Any amount paid
to a child of the Participant will be treated as if it had been paid to the surviving spouse if such amount will become payable to the surviving spouse upon such child's reaching majority.

                  [9]      PARTICIPANT'S BENEFIT: The Participant's benefit is
the Participant's Account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (hereinafter the valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account on any date in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. If any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year will be treated as if it had been made in the immediately preceding distribution calendar year.

         [b]      SPOUSE, TRUST FOR BENEFIT OF SPOUSE, OR ESTATE AS
BENEFICIARY: If distribution prior to a Participant's death has not commenced or has commenced as installment payments from the Trust Fund pursuant to the distribution options provided in section 8.4 and if the Participant designates his or her spouse, a Trust for the benefit of such spouse, or his or her estate as Beneficiary, the provisions of this paragraph will apply (subject to the limitations in this section):

                  [1]      SPOUSE AS BENEFICIARY: If a Participant designates
his or her spouse as Beneficiary, upon the death of the Participant the spouse will receive the entire Account of the Participant in a form provided in section 8.4 and elected by the spouse.

                  [2]      QTIP TRUST AS BENEFICIARY: If a Participant, with
spousal consent, designates as his or her Beneficiary a qualified terminable interest property (QTIP) Trust for the benefit of his or her spouse, upon the death of the Participant the Trustee of the QTIP Trust will elect for the QTIP Trust to receive the entire Account of the Participant in a form provided in section 8.4 and elected by the QTIP Trustee.

                  [3]      GENERAL POWER OF APPOINTMENT TRUST AS BENEFICIARY:
If the Participant, with spousal consent, designates as his or her Beneficiary a Trust over which his or her spouse has a general power of appointment, upon the death of the Participant the spouse will elect for such Trust to receive the entire Account of the Participant in a form provided in section 8.4 and elected by the spouse.

                  [4]      ESTATE AS BENEFICIARY: If the Participant designates
his or her estate as his or her Beneficiary, with spousal consent, with a specific bequest of his or her income in respect of decedent to his or her spouse, upon the death of the Participant the personal representative of the Participant (or the successor of the personal representative) will elect to receive the entire Account of the Participant in a form provided in section 8.4 and elected by the spouse.

                  [5]      INSTALLMENT DISTRIBUTIONS: If installment payments
of the Participant's Account are elected pursuant to options provided under this Plan, the person making the election will specify the amount of the payments and when they will be made, provided that payment must be made no less frequently than annually and provided further that any such election must be available under the distribution options provided under this Plan. The total installment payments each year will equal the greater of all income from the Account or the minimum permissible annual payment under this section. If a spouse elects installment payments, such spouse will determine who will receive the amounts, if any, payable under such installment election after such spouse's death. For purposes of this section 8.5[b], installment payments include any distribution form under which payments are made or are projected to be made over a period of at least three years.

         [c]      COMMENCEMENT OF BENEFITS: Unless otherwise elected by the
Participant, distribution of benefits will begin no later than the 60th day after the latest of the close of the Plan Year in which:

                  [1]      the Participant attains the earlier of age 65 or
Normal Retirement Age under the Plan;

                  [2]      occurs the tenth anniversary of the year in which
the Participant commenced participation in the Plan; or

                  [3]      the Participant terminates employment with the
Company.

         The failure of a Participant to consent to a distribution while a benefit is immediately distributable will be deemed to be an election to defer commencement of payment until the later of

Normal Retirement Age or age 62. An Account balance is immediately distributable if any part of the Account balance could be distributed to the Participant before the Participant attains the later of Normal Retirement Age or age 62.

         [d]      PARTICIPANT OR BENEFICIARY WHOSE WHEREABOUTS ARE UNKNOWN: In
the case of any Participant or Beneficiary whose whereabouts are unknown, the Committee will notify the Participant or Beneficiary at his or her last known address by certified mail with return receipt requested advising him or her of his or her right to a pending distribution. If the Participant or Beneficiary cannot be located pursuant to reasonable methods, the Committee will direct the Trustee to forfeit the Account and such forfeitures will be treated as provided in Article V. If a claim for forfeited benefits is subsequently made by the Participant or Beneficiary, the amount forfeited, unadjusted for earnings or interest, will be restored by means of an additional Company contribution, earnings on the Trust Fund, or forfeitures.

         [e]      DESIGNATION OF BENEFICIARY:

                  [1]      GENERAL RULES: The designated Beneficiary will be
the Participant's spouse, unless the Participant has designated a Beneficiary other than his or her spouse and the spouse has consented to such designated Beneficiary. Such designation will not be effective unless the spouse of the Participant, if any, consents in writing to such designation. Such spousal consent must be witnessed by a Plan representative or notary public. Any spousal consent obtained under this paragraph will be effective only with respect to such spouse and such consent will be irrevocable with respect to such spouse. A consent that permits subsequent designations by the Participant without the need for further spousal consent must acknowledge that the spouse has the right to limit consent to a specific Beneficiary and that the spouse voluntarily elects to relinquish such right. A Participant may revoke a prior Beneficiary designation without spousal consent at any time and any number of times prior to the commencement of benefits. The Participant may change or revoke a designation at any time by filing a new designation or notice of revocation with the Plan Administrator.

                  [2]      DISPOSITION OF ACCOUNT IF NO BENEFICIARY
DESIGNATION: If a Participant fails to designate a Beneficiary before his or her death or if no designated Beneficiary survives the Participant, the Plan Administrator will direct the Trustee to pay the Participant's benefit first to the Participant's surviving spouse, if any, or if none, to his or her descendants by right of representation, if any, or if none, then to his or her personal representative. If no personal representative has been appointed, and if the benefit payable does not exceed the minimum amount for which an estate or inheritance tax release is required under applicable state law, or for which a personal representative must be appointed under applicable state law, the Plan Administrator may direct the Trustee to pay the benefit to the person or persons entitled to it under the laws of the state where the Participant was domiciled at the date of his or her death. The Plan Administrator may require proof of right or identity. If the benefit exceeds the minimum amount for which an estate or inheritance tax release or the appointment of a personal representative is required under applicable state law, the Plan Administrator may direct the Trustee to hold the benefit in a segregated suspense account until a personal representative has been appointed.

                  [3]      DISPOSITION OF ACCOUNT IF BENEFICIARY DIES: If a
Participant's benefit becomes payable to the Participant's designated Beneficiary or designated Beneficiaries upon the Participant's death, and any such designated Beneficiary dies before receiving the entire benefit to which such Beneficiary is entitled, any remaining benefit to which such deceased designated Beneficiary is entitled will be paid to such Beneficiary's personal representative. If no personal representative has been appointed, and if the benefit payable does not exceed the minimum amount for which an estate or inheritance tax release is required under applicable state law, or for which a personal representative must be appointed under applicable state law, the Plan Administrator may direct the Trustee to pay the benefit to the person or persons entitled to it under the laws of the state where the Beneficiary was domiciled at the date of his or her death. The Plan Administrator may require proof of right or identity. If the benefit exceeds the minimum amount for which an estate or inheritance tax release or the appointment of a personal representative is required under applicable state law, the Plan Administrator may direct the Trustee to hold the benefit in a segregated suspense account until a personal representative has been appointed.

8.6      WITHDRAWALS WHILE EMPLOYED:

         [a]      COMPANY CONTRIBUTIONS: No withdrawals of any amounts
attributable to Company contributions are permitted while a Participant still is employed by the Company.

         [b]      PARTICIPANT ROLLOVER CONTRIBUTIONS: No withdrawals of any
amounts attributable to Participant rollover contributions are permitted while a Participant still is employed by the Company.

         [c]      PARTICIPANT VOLUNTARY AFTER-TAX CONTRIBUTIONS: You may
withdraw any Participant voluntary after-tax contributions (including any earnings on those contributions) at any time. However, if you make any withdrawal of Participant voluntary after-tax contributions while you are employed, you will not be eligible to made additional voluntary contributions for a period of twelve months after the withdrawal of the voluntary contributions.

         [d]      PARTICIPANT ELECTIVE DEFERRAL CONTRIBUTIONS: Except as
provided below, no withdrawals of any amounts attributable to Participant elective deferral contributions are permitted while a Participant still is employed by the Company.

                  [1]      WITHDRAWAL OF PARTICIPANT ELECTIVE DEFERRAL
CONTRIBUTIONS UPON ATTAINING AGE 59 1/2: Upon attaining age 59 1/2, the Participant may elect to withdraw all or any portion of his or her Account attributable to elective deferral contributions (including any earnings thereon).

                  [2]      WITHDRAWAL OF PARTICIPANT ELECTIVE DEFERRAL
CONTRIBUTIONS UPON FINANCIAL HARDSHIP: A Participant may request a withdrawal of all or any portion of his or her Account attributable to elective deferral contributions (excluding any earnings on such elective deferral contributions) in the event of a hardship. For the purposes of this paragraph [2], hardship is defined as an immediate and heavy financial need of the Participant when such Participant lacks other available resources.

                           [A]      The following are the only financial needs
considered immediate and heavy:

                                    [i]      Deductible medical expenses
(within the meaning of Code Section 213(d)) of the Participant, the Participant's spouse, children, or dependents;

                                    [ii]     The purchase (excluding mortgage
payments) of a principal residence for the Participant;

                                    [iii]    Payment of tuition, and related
expenses, for the next twelve months of post-secondary education for the Participant, the Participant's spouse, children, or dependents;

                                    [iv]     The need to prevent the eviction
of the Participant from, or a foreclosure on the mortgage of, the Participant's principal residence; or

                                    [v]      Any other reason deemed to be an
immediate and heavy financial need by the Secretary of Treasury.

                           [B]      A distribution will be considered as
necessary to satisfy an immediate and heavy financial need of the Participant only if:

                                    [i]      The Participant has obtained all
distributions, other than hardship distributions, and all nontaxable loans available under all Plans maintained by the Company;

                                    [ii]     All Plans maintained by the
Company provide that the Participant's elective deferrals and Participant contributions will be suspended for twelve months after the receipt of the hardship distribution;

                                    [iii]    The distribution is not in excess
of the amount necessary to satisfy the immediate and heavy financial need; and

                                    [iv]     All plans maintained by the
Company provide that the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution.

8.7      ELIGIBLE ROLLOVER DISTRIBUTIONS:

         [a]       APPLICATION: Notwithstanding any provision of the Plan to
the contrary that would otherwise limit a Participant's distribution election under this Article, a Participant or other distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Participant or other distributee in a direct rollover.

         [b]       DEFINITIONS:

                  [1]       ELIGIBLE ROLLOVER DISTRIBUTION: An eligible
rollover distribution is any distribution of all or any portion of the balance to the credit of the Participant, except that an eligible rollover distribution does not include: [i] any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; [ii] any distribution to the extent such distribution is required under Code Section 401(a)(9); and [iii] the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  [2]        ELIGIBLE RETIREMENT PLAN: An eligible retirement
plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code
Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  [3]          DISTRIBUTEE: A distributee includes an Employee
or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                  [4]          DIRECT ROLLOVER: A direct rollover is a payment
by the Plan to the eligible retirement plan specified by the distributee.

         [c] PROCEDURES: The Committee may establish procedures for the distribution of eligible rollover distributions, including any limitations on the amount eligible for a rollover distribution, to the extent permitted by law.

                                   ARTICLE IX

                               SPECIAL STOCK RULES

THE PROVISIONS OF THIS ARTICLE IX WILL APPLY ONLY TO THE ESOP PORTION OF THE PLAN, AND ANY REFERENCE TO QUALIFYING EMPLOYER SECURITIES OR TO THE PLAN IN THIS
ARTICLE IX WILL BE DEEMED TO REFER ONLY TO THE QUALIFYING EMPLOYER SECURITIES HELD IN THE ESOP PORTION OF THE PLAN.

9.1      RIGHT OF DIVERSIFICATION:

         [a]      GENERAL RULES: Each Qualified Participant may elect within ninety (90) days after the close of each Plan Year during the Qualified Election Period to direct the Trustee in writing as to the diversification of twenty-five percent (25%) of the total number of shares of Qualifying Employer Securities acquired by or contributed to the Plan that are allocated to such Qualified Participant's Account (reduced by the number of shares of Qualifying Employer Securities previously diversified pursuant to a prior election). In the case of the election year in which the Participant can make his last election, the preceding sentence will be applied by substituting "fifty percent" for "twenty-five percent". In satisfaction of the diversification right described in this section 9.1, the Committee will offer at least three investment options for such diversified amounts within (90) days after the last day of the period during which the election can be made. In lieu of the diversification right described in this section 9.1, the Participant may elect a distribution in cash or Qualifying Employer Securities of the portion of such Account eligible for the diversification election within (90) days after the last day of the period during which the election can be made. To the extent a Qualified Participant elects to diversify his or her Account pursuant to this section 9.1, the Qualified Participant may not demand a distribution of his or her diversified Account in the form of Qualifying Employer Securities.

         Notwithstanding the above, if the fair market value (determined pursuant to Article V at the Plan Valuation Date immediately preceding the first day on which a Qualified Participant is eligible to make an election) of Qualifying Employer Securities acquired by or contributed to the Plan and allocated to a Qualified Participant's Account is $500 or less, then such Account will not be subject to this paragraph. For purposes of determining whether the fair market value exceeds $500, Qualifying Employer Securities held in accounts of all employees stock ownership plans (as defined in Code Section 4975(e)(7)) and tax credit employee stock ownership plans (as defined in Code
Section 409(a)) maintained by the Company will be considered as held by the Plan.

         [b]      For purposes of this Section 9.1, the following definitions will apply:

                  [1]      "QUALIFIED PARTICIPANT" means any Participant or
former Participant who has completed ten (10) Years of Plan Participation and who has attained age 55.

                  [2]      "QUALIFIED ELECTION PERIOD" means the six (6) Plan
Year period beginning with the first Plan Year in which the Participant first became a Qualified Participant.

9.2 DISTRIBUTION LIMITATIONS: This section sets forth the distribution requirements of Code Section 409(o). As written, the distribution options set forth in Article VIII satisfy the requirements of Code Section 409(o), and the installment provisions of this section 9.2 will not apply. Under Code Section 409(o), unless a Participant elects otherwise, the distribution of the Participant's Account must begin not later than one year after the close of the Plan Year [a] in which the Participant attains Normal Retirement Age and terminates employment or dies, or [b] which is the fifth Plan Year following the Plan Year in which the Participant terminates employment for any other reason, provided that such Participant is not reemployed by the Company prior to the close of such five year period. Unless limited by Article VIII, and unless the Participant elects otherwise, the distribution of a Participant's Account will be made in substantially equal periodic payments at least annually over a period not longer than the greater of [1] five years, or [2] in the case of a Participant whose balance exceeds $500,000, five years plus one additional year (up to five additional years) for each $100,000 or fraction thereof by which such Account exceeds $500,000. The dollar amounts in the preceding sentence will be adjusted by the Secretary of Treasury in the same manner as provided under Code Section 415(d).

9.3 VOTE OF QUALIFYING EMPLOYER SECURITIES HELD IN TRUST: For all corporate matters which involve the voting of Qualifying Employer Securities, each Participant will be credited with his pro rata portion (including fractional shares) of the Qualifying Employer Securities allocated to his Account. Each Participant will be entitled to vote the pro rata portion of Qualifying Employer Securities allocated to him under this section. The Trustee will vote unallocated Qualifying Employer Securities, as directed by the Committee. The Committee will certify to the Company the number of shares to be voted by each Participant if an event occurs which requires a vote of such shares. To the extent that the Participants do not vote Qualifying Employer Securities under this section, such stock will not be voted.

9.4      RESTRICTIONS ON TRANSFERS OF QUALIFYING EMPLOYER SECURITIES:

         [a]      GENERAL RULES: Except upon the prior written consent of the
Trustee and the issuing Company, no Participant who receives Qualifying Employer Securities under this Plan will sell, assign, bequeath, give, pledge, encumber, transfer, or otherwise dispose of any Qualifying Employer Securities now or hereafter owned by him except in compliance with this Article. If Qualifying Employer Securities are pledged or encumbered upon the prior written consent of the Trustee and the issuing Company, the rights of any security holder will be subordinate and subject to the rights of the Trustee and the issuing Company.

         [b]      RIGHT OF FIRST REFUSAL: If any Participant or Beneficiary who
receives Qualifying Employer Securities under this Plan desires to dispose of any of his Qualifying Employer Securities for any reason (whether by sale, assignment, gift, or any other method of transfer), he or she will first offer such shares for sale to the Trustee and then to the issuing Company. The offer will be subject to all the terms and conditions set forth in this Article, based on the greater of a price equal to the fair market value per share (as defined in Article V) or the price per share stated in a bona fide written offer to purchase such Qualifying Employer Securities received from another person or entity, if any, and payable in accordance with this Article. Notice of any such bona fide written offer will be given to the Trustee and the issuing company stating the name and address of the prospective purchaser and the proposed purchase price per share. The payment terms applicable upon the exercise of the right of first refusal will be at least as favorable as the terms provided in the bona fide written offer, if any. If a bona fide written offer exists, any Qualifying Employer Securities not purchased by the Trustee or the issuing Company under the options granted to it (or them) may be sold only to a prospective purchaser designated in such offer at the purchase price stated in such offer. If not sold to such purchaser, such Qualifying Employer Securities will remain subject to the terms of this Article.

         [c]      ACCEPTANCE OF OFFER UNDER RIGHT OF FIRST REFUSAL: If any
offer to the Trustee pursuant to this Article is not accepted by the Trustee as to all or any part of such Qualifying Employer Securities within fourteen days after such offer is given or deemed given, then the Qualifying Employer Securities as to which such offer is not accepted will be offered to the issuing Company for an additional period of fourteen days. Acceptance of any such offer to the Trustee or the issuing Company will be in writing given to the selling Participant (or his personal representative). The closing of any purchase and sale under this Article will take place as provided in this Article.

         [d]      PERMISSIBLE TRANSFERS: Notwithstanding any other provision of this Article, without the consent of the Trustee and the issuing Company, any Participant who receives Qualifying Employer Securities under this Plan may transfer such securities owned by such Participant to a revocable living trust created by such Participant. Any Qualifying Employer Securities so transferred will continue to be subject to this Article and such transferor will be deemed the owner of such securities for purposes of this Article. Any reference to personal representatives will include the trustees of such trust and their successors.

9.5      NOTICE AND LEGEND:

         [a]      NOTICE: Any offer, acceptance of an offer, or any other
communication required or permitted to be given to any Participant, the Trustee, the issuing Company, or any stockholder under this Article will be deemed to have been given if and when such notice, payment, or other communication is deposited in the United States mail, first-class, postage prepaid, addressed to such person at his address currently in the records of the Committee, and it will be the obligation of each person to notify the Committee of any change of address.

         [b]      LEGEND: An appropriate legend referring to the terms and
conditions in this Article will appear on every certificate representing outstanding shares of Qualifying Employer Securities.

9.6 CLOSING: The consummation of any purchase and sale contemplated by this Article is referred to as the "closing." Such closing will occur at a place, date, and time as the seller and purchaser may agree. If they cannot agree, such closing will take place on the 10th day following the expiration of the applicable option period, at the principal place of business of the Company, at 10:00 a.m. (or if such 10th day is a Saturday, Sunday, or holiday, then on the next business day). At such closing, the seller will deliver certificates representing the securities duly endorsed in blank for transfer, or with stock powers attached duly executed in blank with all required transfer tax stamps attached or provided for, and the Company or the Trust Fund will deliver the purchase price, or an appropriate portion thereof, to the seller.

9.7 LEVERAGED ESOP: The Trustee may borrow money for this Trust for the exclusive benefit of the Participants and Beneficiaries upon the following terms and conditions:

         [a]      The proceeds of the loan must be used within a reasonable
time after receipt only for any or all of the following purposes: [1] to acquire Qualifying Employer Securities, [2] to repay such loan, or [3] to repay a prior exempt loan. No security acquired with the proceeds of an exempt loan may be subject to a put, call, or other option, or buy-sell or similar arrangement while held by and when distributed from this Plan, whether or not this Plan is then an ESOP.

         [b]      The loan must be at no more than a reasonable rate of
interest.

         [c]      Any collateral pledged to the creditor by the Trust will
consist only of the assets purchased by the borrowed funds and those that were used as collateral on a prior exempt loan repaid with the proceeds of the current exempt loan.

         [d]      The creditor will have no recourse against the Trust under the loan except with respect to such collateral given for the loan, contributions (other than contributions of Qualifying Employer Securities) that are made to the Trust to meet its obligations under the loan, and earnings attributable to such collateral and the investment of such contributions. The payment made with respect to an exempt loan by the Plan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less such payments in prior years. Such contributions and earnings must be accounted for separately in the books of account of the Plan until the loan is repaid.

         [e]      The Company must contribute to the Trust amounts sufficient to pay each installment of principal and interest on the loan on or before the date such installment is due, even if no tax benefit results from such contribution.

         [f]      In the event of default upon the loan, the value of Plan
assets transferred in satisfaction of the loan must not exceed the amount of the default and, if the lender is a disqualified person, the loan must provide for transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan.

         [g]      Assets acquired with the proceeds of an exempt loan must be added to and maintained in a suspense account and will be treated as if all securities in the suspense account were encumbered. Upon the payment of any portion of the principal balance due on the loan, such portion of the assets of the suspense account will be released from encumbrances. Upon the payment of any portion of principal or interest of a loan used to purchase Qualifying Employer Securities, the assets in the suspense account will be released from encumbrance. The shares to be released from encumbrance upon payment of the loan may be determined under [i] or [ii] below, as determined in the discretion of the Trustee at the time the exempt loan is made.

                  [i]      For each Plan Year during the duration of the loan,
the number of Qualifying Employer Securities released must equal the number of encumbered securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid for the year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future years. The number of future years under the loan must be definitely ascertainable and must be determined without taking into account any possible extension or renewal periods.

                  [ii]     Alternatively, the shares to be released may be
released solely with reference to principal payments. In such case, the number of shares to be released will be determined as in [i] above, except that interest payments will be disregarded in determining the numerator and the denominator of the fraction. Interest under the alternative may be disregarded only to the extent it is determined to be interest under standard loan amortization tables. However, the loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid than level annual payments over ten years. This alternative [ii] may not be used from the time the loan period plus any extensions or renewals exceed ten years. Regardless of the alternative method of release chosen, if the interest rate under the loan is variable, the interest to be paid in future years must be computed by using the interest rate applicable as of the end of the year. If collateral includes more than one class of securities, the number of securities of each class to be released for a Plan Year must be determined by applying the same fraction to each class. The released shares of the common stock of the Company will be allocated to the Accounts of only those Participants who are Employees of the Company at the end of the year for which the Company designates such portion to be paid off and who would otherwise be entitled to an allocation of Company contributions for the year under Article V. Only the amount of Company contributions and not the value of Qualifying Employer Securities allocated will be considered for purposes of Code Section 415. Such allocations will be made in the same manner as the allocation of Company contributions for such year. The Company will designate to the Trustee the year on behalf of which such contribution is made.

         [h]      The loan must be for a specific term and may not be payable at the demand of any person except in the case of default.

         [i]      An "exempt loan" is a loan that satisfies the provisions of this section 9.7.

9.8 NON-TERMINABLE PROVISIONS: Notwithstanding the fact that the ESOP portion of this Plan ceases to be an ESOP, Qualifying Employer Securities acquired with proceeds of an exempt loan will continue after the loan is paid to be subject to Treas. Reg. Sections 54.4975-7(b)(4), (10), (11), and (12) relating to put, call, or other options and to buy-sell or similar arrangements.

9.9 FORFEITURE OF QUALIFYING EMPLOYER SECURITIES: In the event any portion of a Participant's Account is forfeitable under the terms of Article V, Qualifying Employer Securities held in such Account may be forfeited only after all assets other than Qualifying Employer Securities are forfeited. To the extent that the Participant's Account holds more than one class of Qualifying Employer Securities, if Qualifying Employer Securities are to be forfeited, the Participant must forfeit the same proportion of each class of Qualifying Employer Securities.

                                    ARTICLE X

                              FIDUCIARY OBLIGATIONS


10.1 FIDUCIARY: "Fiduciary" means a person who [a] exercises any discretionary authority or discretionary control respecting management of the Plan, or exercises any authority or control respecting management or disposition of the Plan assets; [b] renders investment advice for a fee or other compensation, direct or indirect with respect to any moneys or other property of the Plan; or has any authority or responsibility to do so; or, [c] has any discretionary authority or discretionary responsibility in the administration of the Plan. Such term includes any person designated under section 10.3. If any money or other property of the Plan is invested in securities issued by an investment company registered under the Investment Company Act of 1940, such investment by itself will not cause such investment company or writer to be deemed a fiduciary or a party in interest. "Named Fiduciary" means any fiduciary who is named in this Plan, or who, pursuant to this Article, is identified as a fiduciary to the Plan. Such named fiduciaries include, but are not limited to, the Trustee, the Committee, and the Plan Administrator.

10.2 GENERAL FIDUCIARY DUTIES: A fiduciary will discharge his or her duties under the Plan solely in the interest of the Participants and the Beneficiaries and for the exclusive purpose of providing benefits to Participants and to their Beneficiaries and defraying reasonable expenses of administering the Plan. All fiduciaries will act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Except as authorized by regulations of the Secretary of Labor, no fiduciary may maintain the indicia of the ownership of any assets of the Plan outside the jurisdiction of the district courts of the United States. A fiduciary will act in accordance with the documents and instruments governing the Plan to the extent the documents and instruments are consistent with the requirements of law.

10.3 ALLOCATION OF FIDUCIARY RESPONSIBILITY: A named fiduciary may designate persons other than named fiduciaries to carry out fiduciary responsibilities under the Plan; provided, however, that fiduciary responsibilities to manage or control Plan assets may not be delegated except by appointment of an investment manager.

10.4     LIABILITY OF FIDUCIARIES:

         [a]      EXTENT OF LIABILITY: A fiduciary who breaches any of the
responsibilities, obligations, or duties imposed upon such fiduciary by this Plan or by the requirements of law will be personally liable only [1] to make good to the Plan any losses resulting from his or her breach; [2] to restore to the Plan any profits the fiduciary has made through the use of Plan assets for his or her personal account; and [3] to pay those penalties prescribed by law arising from the fiduciary's breach. A fiduciary will be subject to such other equitable or remedial relief as a court of law may deem appropriate, including removal of the fiduciary. A fiduciary also may be removed for a violation of section 10.9 (prohibition against certain persons holding certain positions). No fiduciary will be liable with respect to the breach of a fiduciary duty if such breach was committed before he or she became a fiduciary or after he or she ceased to be a fiduciary.

         [b]      LIABILITY OF FIDUCIARY FOR BREACH BY CO-FIDUCIARY: A
fiduciary will be liable for a breach of fiduciary responsibility by another fiduciary of this Plan only if the fiduciary [1] participates knowingly in, or knowingly undertakes to conceal, an act or omission of the other fiduciary, and knows such act or omission by the other fiduciary is a breach of the other fiduciary's duties; [2] enables another fiduciary to commit a breach by his or her failure to comply with section 10.2 in the administration of specific responsibilities that give rise to his or her status as a fiduciary; or [3] has knowledge of a breach by another fiduciary and does not make reasonable efforts under the circumstances to remedy the breach.

         [c]      LIABILITY FOR IMPROPER DELEGATION OF FIDUCIARY
RESPONSIBILITY: A named fiduciary who allocates any of his or her fiduciary responsibilities to any person or designates any person to carry out any of his or her fiduciary responsibilities will be liable for the act or omission of such person in carrying out the responsibility only to the extent that the named fiduciary fails to satisfy his or her general fiduciary duties under section 10.2 with respect to the allocation or designation, with respect to the establishment or implementation of the procedure by which he or she allocates the responsibilities, or in continuing the allocation or designation. Nothing in this paragraph will prevent a named fiduciary from being liable if he or she otherwise would be liable for an act or omission under paragraph [b].

         [d]      FIDUCIARY TO WHOM RESPONSIBILITIES ARE ALLOCATED: Any person who has been designated to carry out fiduciary responsibilities under section
10.3 will be liable for such responsibilities under this section to the same extent as any named fiduciary.

         [e]      LIABILITY INSURANCE AND INDEMNIFICATION: A fiduciary may
purchase insurance to cover liability from and for the fiduciary's own account. The Plan or the Company may purchase insurance to cover potential liability of those persons who serve in a fiduciary capacity with regard to the Plan or may indemnify a fiduciary against liability and expenses reasonably incurred by the fiduciary in connection with any action to which such fiduciary may be made a party by reason of his or her being or having been a fiduciary.

10.5 PROHIBITED TRANSACTIONS: No fiduciary will cause the Plan to engage in a transaction if the fiduciary knows that the transaction constitutes a prohibited transaction under law. No disqualified person under law (other than a fiduciary acting only as such) will engage in a prohibited transaction as prescribed by law.

10.6 RECEIPT OF BENEFITS BY FIDUCIARIES: Nothing will prohibit any fiduciary from receiving any benefit to which he or she may be entitled as a Participant or Beneficiary in the Plan, if the benefit is computed and paid on a basis that is consistent with the terms of the Plan as applied to all other Participants and Beneficiaries.

10.7 COMPENSATION AND EXPENSES OF FIDUCIARIES AND PLAN ADMINISTRATION: A fiduciary will be entitled to receive any reasonable compensation for services rendered or for the reimbursement of expenses properly and actually incurred in the performance of his or her duties under the Plan. However, a fiduciary who already receives full-time pay from the Company will receive no compensation from the Plan, except for reimbursement of expenses properly and actually incurred. The compensation of all agents, counsel, or other persons retained or employed by a named fiduciary will be determined by the named fiduciary employing the person, provided that a person who is a full-time Employee of the Company will receive no compensation from the Plan. The compensation and expenses of fiduciaries and the expenses of administering the Plan and investing the Plan assets will be paid by the Plan, by the Company, by the Participants, or by any combination of the above, as determined by the Company in its discretion and in accordance with procedures promulgated by the Company.

10.8 SERVICE BY FIDUCIARIES AND DISQUALIFIED PERSONS: Nothing in this Plan will prohibit anyone from serving as a fiduciary in addition to being an officer, employee, agent, or other representative of a disqualified person.

10.9 PROHIBITION AGAINST CERTAIN PERSONS HOLDING CERTAIN POSITIONS: No person who has been convicted of a felony will be permitted to serve as an administrator, fiduciary, officer, Trustee, custodian, counsel, agent, or as a consultant to this Plan, unless permitted under law. The Plan Administrator will ascertain to the extent practical that no violation of this section occurs. No person knowingly will permit any other person to serve in any capacity that would violate this section.

                                   ARTICLE XI

                        PLAN ADMINISTRATOR AND COMMITTEE


11.1     APPOINTMENT, RESIGNATION, AND REMOVAL OF PLAN ADMINISTRATOR AND
COMMITTEE: The Company will appoint a Plan Administrator who will hold office until resignation, death, or removal by the Company. The Company will designate the maximum number of members the Committee will have and will appoint the members of the Committee. Each member will hold office until resignation, death, or removal by the Company. If the Company fails to appoint the Committee or Plan Administrator, or both, the Company will be the Committee, the Plan Administrator, or both. Any person may serve in more than one fiduciary capacity, including service as Plan Administrator and Committee member. Any Plan Administrator or Committee member may resign at any time by giving notice to the Company effective as stated in such notice, otherwise upon receipt of such notice. At any time, any Plan Administrator or Committee member may be removed by the Company without cause. As soon as practical following the death, resignation, or removal of any Plan Administrator or Committee member, the Company, in its discretion, may appoint a successor by resolution. Notice of the appointment of a successor Plan Administrator or Committee member will be given by the Company to the Trustee and to the Committee or Plan Administrator, respectively. Until receipt of such notice, the Trustee and the Committee or Plan Administrator, as the case may be, will not be charged with knowledge or notice of such change.

11.2     ORGANIZATION AND OPERATION OF OFFICES OF PLAN ADMINISTRATOR AND
COMMITTEE: The Plan Administrator and the Committee may adopt such procedures as each deems desirable for the conduct of its respective affairs and may appoint or employ a secretary or other agents, any of whom may be, but need not be, an officer or an Employee of the Company. Any agent may be removed at any time by the person appointing or employing him.

11.3     DUTIES AND POWERS OF PLAN ADMINISTRATOR--REPORTING AND DISCLOSURE:

         [a]      GENERAL REQUIREMENTS: The Plan Administrator will be
responsible for all applicable reporting and disclosure requirements of law. The Plan Administrator will prepare, file with the Secretary of Labor, the Secretary of the Treasury, or any other appropriate authority, and furnish to Plan Participants and Beneficiaries, when applicable, the following:

                  [1]  Summary Plan description;

                  [2]  Description of modifications and changes;

                  [3]  Annual report;

                  [4]  Terminal and supplementary reports;

                  [5]  Registration statement; and

                  [6]  Any other return, report, or documents required by law.

         [b]      STATEMENT OF BENEFITS ACCRUED AND VESTED: The Plan
Administrator is to furnish any Plan Participant or Beneficiary who so requests in writing, a statement indicating, on the basis of the latest available information, the total benefits accrued and the vested benefits, if any, that have accrued, or the earliest date on which benefits will become vested. The Plan Administrator will furnish a written statement to any Participant who terminates employment during the Plan Year and is entitled to a deferred vested benefit under the Plan as of the end of the Plan Year, if no retirement benefits have been paid with respect to such Participant during the Plan Year. The statement will be an individual statement and will contain the information required in the annual registration statement that the Plan Administrator is required to file with the Secretary of the Treasury. The Plan Administrator will furnish the individual statement to the Participant before the expiration of the time prescribed for filing the annual registration statement with the Secretary of the Treasury.

         [c]      INSPECTION OF DOCUMENTS: The Plan Administrator is to make available for inspection copies of the Plan, the latest annual report, and the agreements under which the Plan was established or is operated. Such documents will be available for examination by any Participant or Beneficiary in the principal office of the Plan Administrator and in such other places as may be necessary to make available all pertinent information to all Participants. Upon written request by any Participant or Beneficiary and if required by law, the Plan Administrator is to furnish a copy of the latest updated summary plan description, the latest annual report, any terminal report, and any agreements under which the Plan is established or operated.

         [d]      NOTICE OF ROLLOVER TREATMENT: When an eligible rollover
distribution is made, the Plan Administrator will provide a written explanation to the recipient in accordance with the requirements of Code Section 402(f) and in accordance with the current IRS procedures and notices concerning the withholding of federal income tax, eligible rollover distributions and tax consequences.

11.4 DUTIES AND POWERS OF COMMITTEE--IN GENERAL: The Committee will decide, in its sole discretion, all questions arising in the administration, interpretation, and application of the Plan and Trust, including all questions relating to eligibility, vesting, and distribution, except as may be reserved under this Plan to the Company. The Committee from time to time will direct the Trustee concerning the payments to be made out of the Trust Fund pursuant to this Plan. All notices, directions, information, and other communications to and from the Committee will be in writing.

11.5 DUTIES AND POWERS OF COMMITTEE--KEEPING OF RECORDS: The Committee will keep a record of all of its proceedings and will keep all such books of account, records, and other data as may be necessary or advisable in its judgment for the administration of this Plan and Trust, including records to reflect the affairs of this Plan, to determine the amount of vested and/or forfeitable interests of the respective Participants, and to determine the amount of all benefits payable under this Plan. The Committee will maintain separate accounts for each Participant as provided under Article V. The Committee, the Plan Administrator, and the Company may rely on and will not be liable because of any information that an Employee provides, either directly or indirectly. Subject to the requirements of law, any person dealing with the Committee may rely on, and will incur no liability in relying on, a certificate or memorandum in writing signed by the Committee as evidence of any action taken or resolution adopted by the Committee.

11.6 DUTIES AND POWERS OF COMMITTEE--CLAIMS PROCEDURE:

         [a]      FILING AND INITIAL DETERMINATION OF CLAIM: Any Participant,
Beneficiary, or any duly authorized representative may file a claim for a Plan benefit to which the claimant believes that he or she is entitled. Such a claim must be in writing and delivered to the Committee in person or by certified mail, postage prepaid. Within 90 days after receipt of such claim, the Committee will send to the claimant by certified mail, postage prepaid, notice of the granting or denying, in whole or in part, of such claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension exceed 90 days from the end of the initial period. If such extension is necessary, the claimant will be given a written notice to this effect prior to the expiration of the initial 90-day period. The Committee will have full discretion to deny or grant a claim in whole or in part. If notice of the denial of a claim is not furnished in accordance with this paragraph [a], the claim will be deemed denied and the claimant will be permitted to exercise his or her right of review pursuant to paragraphs [c] and [d] of this section.

         [b]      DUTY OF COMMITTEE UPON DENIAL OF CLAIM: The Committee will provide to every claimant who is denied a claim for benefits written notice setting forth, in a manner calculated to be understood by the claimant, the following:

                  [1]    The specific reason or reasons for the denial;

                  [2]    Specific reference to pertinent Plan provisions on
which the denial is based;

                  [3]    A description of any additional material or
information necessary for the claimant to perfect the claim and an explanation of why such material is necessary; and

                  [4]    An explanation of the Plan's claim review procedure.

         [c] REQUEST FOR REVIEW OF CLAIM DENIAL: Within 60 days after receipt by the claimant of written notification of the denial in whole or in part of the claim, the claimant or the claimant's duly authorized representative, upon written application to the Committee in person or by certified mail, postage prepaid, may request a review of such denial, may review pertinent documents, and may submit issues and comments in writing. Upon its receipt of the request for review, the Committee will notify the Company of the request.

         [d]      CLAIMS REVIEWER: Upon its receipt of notice of a request for review, the Company will appoint a person other than a Committee member to be the claims reviewer. The Committee will deliver to the claims reviewer all documents pertinent to the review. The claims reviewer will make a prompt decision on the review. The decision on review will be written in a manner calculated to be understood by the claimant, and will include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based. The decision on review will be made not later than 60 days after the Committee's receipt of a request for a review, unless special circumstances require an extension of time for processing, in which case a decision will be rendered not later than 120 days after receipt of a request for review. If such extension is necessary, the claimant will be given written notice of the extension prior to the expiration of the initial 60-day period. If notice of the decision on the review is not furnished in accordance with this paragraph [d], the claim will be deemed denied and the claimant will be permitted to exercise his or her right to legal remedy pursuant to paragraph [e] of this section.

         [e]      LEGAL REMEDY: After exhaustion of the claims procedure as
provided under this Plan, nothing will prevent any person from pursuing any other legal remedy.

11.7 DUTIES AND POWERS OF COMMITTEE--FUNDING POLICY: The policy of the Company is that this Plan will be funded with Company contributions. The Committee will determine the Plan's short-term and long-term financial needs and regularly communicate these requirements to the appropriate persons. The Committee will determine whether the Plan has a short-term need for liquidity (E.G., to pay benefits), or whether liquidity is a long-term goal and investment growth is a more current need. The Committee will communicate such information to the Trustee so that investment policy can be coordinated appropriately with Plan needs.

11.8     DUTIES AND POWERS OF COMMITTEE--BONDING OF FIDUCIARIES AND PLAN
OFFICIALS: The Committee will procure bonds for every fiduciary of the Plan and for every person who handles funds or other property of the Plan, in an amount not less than 10% of the amount of funds handled and in no event less than $1,000, except the Committee will not be required to procure such bonds if the person is excepted from the bonding requirements by law or if the Secretary of Labor exempts the Plan from the bonding requirements.

11.9     DUTIES AND POWERS OF COMMITTEE--QUALIFIED DOMESTIC RELATIONS ORDERS:
The Committee will establish reasonable procedures for determining the qualification status of a domestic relations order. Such procedures:

         [a]      Will be in writing;

         [b]      Will provide to each person specified in a domestic relations order as entitled to payment of Plan benefits notification of such procedures promptly upon receipt of the order by the Plan; and

         [c]       Will permit an alternate payee to designate a representative for receipt of copies of notices that are sent to the alternate payee.

Within a reasonable period of time after receipt of such order, the Committee will determine if such order is a qualified domestic relations order and will notify the Participant and each alternate payee of such determination. During any period in which the issue of whether a domestic relations order is a qualified domestic relations order is being determined, the Committee will segregate in a separate Account the amounts that would have been payable to the alternate payee during such period if the order had been determined to be a qualified domestic relations order. If, within 18 months, the order is determined not to be a qualified domestic relations order, or the issue as to whether such order is a qualified domestic relations order is not resolved, then the Committee will pay under the terms of the Plan the segregated amounts to the person or persons who would have been entitled to such amounts if there had been no order. If a Plan fiduciary acts in accordance with the fiduciary responsibility provisions of ERISA, then the Plan's obligation to the Participant and each alternate payee will be discharged to the extent of any payment made.

                                   ARTICLE XII

                        POWERS AND DUTIES OF THE TRUSTEE


12.1 INVESTMENT OF PLAN ASSETS: The portion of the Plan which constitutes an employee stock ownership plan is designed to invest primarily in Qualifying Employer Securities. The duty of the Trustee is to hold in Trust the funds it receives. The Trustee will have exclusive authority and discretion to manage and control the assets of the Plan and to manage, invest, and reinvest the Trust Fund and the income from it under this Article, without distinction between principal and income. The Trustee will make payments and distributions from the Trust Fund in accordance with the terms of this Plan and instructions of the Committee or Plan Administrator. The Trustee will be responsible only for sums that it actually receives as Trustee plus net gains on such amount. The Trustee will have no duty to collect any sums from the Plan Administrator, the Company, or from a Participant. In making investments or reinvestments, the Trustee will diversify the investments of the Plan to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so. The Trustee will act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

12.2 RECORDS AND ACCOUNTS OF THE TRUSTEE: The Trustee will keep all such records and accounts that may be necessary in the administration and conduct of this Trust. The Trustee's records and accounts will be open to inspection by the Company, the Committee, and the Plan Administrator, at all reasonable times during business hours. All income, profits, recoveries, contributions, forfeitures, and any and all moneys, securities, and properties of any kind at any time received or held by the Trustee will be held for investment purposes as a commingled Trust Fund. Separate accounts or records may be maintained for operational and accounting purposes, but no such account or record will be considered as segregating any funds or property from any other funds or property contained in the commingled fund, except as otherwise provided. After the close of each year of the Trust, the Trustee will render to the Company and the Committee a statement of assets and liabilities of the Trust Fund for such year.

12.3 ADMINISTRATIVE POWERS OF THE TRUSTEE: Subject to the requirements imposed by law, the Trustee will have all powers necessary or advisable to carry out the provisions of this Plan and Trust and all inherent, implied, and statutory powers now or subsequently provided by law, including specifically the power to do any of the following:

         [a]      To invest or reinvest any and all money or property of any description at any time held by the Trustee and constituting Plan assets without previous application to, or subsequent ratification of, any court, tribunal or commission, or any federal or state governmental agency. Such investment may be in real property and all interests in real property (including Qualifying Employer Real Property), in bonds, notes, debentures, mortgages, commercial paper, preferred stocks, common stocks, or other securities (including Qualifying Employer Securities), rights, obligations, or property, real or personal, including shares or certificates of participation issued by regulated investment companies or regulated investment trusts, shares or units of participation in qualified common Trust Funds, in qualified pooled funds, or in pooled investment funds of an insurance Company qualified to do business in the state, in life insurance, group or individual term insurance, annuity, or endowment contracts and in certificates of deposit or savings accounts in a bank or other savings institution supervised by the United States or a state, and if the Trustee is a bank or similar financial institution supervised by the United States or a state, in its own deposits, savings accounts, and certificates of deposit;

         [b]      To invest up to 100% of the assets of the Trust Fund in
Qualifying Employer Securities, without regard to the diversification requirement or to the prudence requirement to the extent it requires diversification;

         [c]      To cause any securities or other property to be registered and held in its name as Trustee, or in the name of one or more of its nominees, without disclosing the fiduciary capacity, or to keep the same in unregistered form payable to bearer;

         [d]      To sell, grant options to sell, exchange, pledge, encumber, mortgage, deed in trust, or use any other form of hypothecation, or otherwise dispose of the whole or any part of the Trust Fund on such terms and for such property or cash, or part cash and credit, as it may deem best; to retain, hold, maintain, or continue any securities or investments that it may hold as part of the Trust Fund as long as it may deem advisable; and generally, in all respects, to do all things and exercise each and every right, power, and privilege in connection with and in relation to the Trust Fund as could be done, exercised, or executed by an individual holding and owning such property in absolute and unconditional ownership;

         [e]      To abandon, compromise, contest, and arbitrate claims and
demands; to institute, compromise, and defend actions at law (but without obligation to do so); in connection with such powers, to employ counsel as the Trustee deems advisable; and to exercise such powers all at the risk and expense of the Trust Fund;

         [f]      To borrow money for this Trust on the terms and conditions the Trustee deems advisable, and to secure repayment by the mortgage or pledge of any assets of the Trust Fund;

         [g]      Except as provided in section 9.2, to vote in person or by proxy any shares of stock or rights held in the Trust Fund; to participate in and to exchange securities or other property in reorganization, liquidation, or dissolution of any corporation, the securities of which are held in the Trust Fund;

         [h]      To pay any amount due on any loan or advance made to the
Trust Fund, to charge against and pay from the Trust Fund all taxes of any nature levied, assessed, or imposed upon the Trust Fund, and to pay all reasonable expenses and attorney fees necessarily incurred by the Trustee with respect to any of the foregoing matters; and

         [i]      For investment purposes, the Trustee may commingle the assets of this Trust with those of any other trust established by the Company and qualified under Code Section 501(a), provided that adequate records segregating the assets of this Trust from those of another trust are maintained.

12.4 ADVICE OF COUNSEL: The Trustee may consult with legal counsel, who may be counsel for the Company or Trustee's own counsel, with respect to the meaning or construction of the Plan and Trust or Trustee's obligation or duties. The Trustee will be protected from any responsibility with respect to any action taken or omitted by it in good faith pursuant to the advice of counsel, to the extent permitted by law.

12.5 APPOINTMENT, RESIGNATION, REMOVAL, AND SUBSTITUTION OF TRUSTEE: The Company will appoint a Trustee or Trustees, each of which will hold office until resignation or removal by the Company. The Trustee may resign at any time upon 30 days' notice to the Company. The Trustee may be removed at any time by the Company upon 30 days' notice to the Trustee with or without cause. Upon resignation or removal of the Trustee, the Company will appoint a successor Trustee that will have the same powers and duties as are conferred upon the Trustee appointed under this Plan. The resigning or removed Trustee will deliver to its successor Trustee all property of the Trust Fund, less a reasonable amount necessary to provide for its compensation, expenses, and any taxes or advances chargeable or payable out of the Trust Fund. If the Trustee is an individual, death will be treated as a resignation, effective immediately. If any corporate Trustee at any time is merged, or consolidated with, or sells or transfers substantially all of its assets and business to another corporation, whether state or federal, or is reorganized or reincorporated in any manner, then the resulting or acquiring corporation will be substituted for the corporate Trustee without the execution of any instrument and without any action on the part of the Company, any Participant or Beneficiary, or any other person having or claiming to have an interest in the Trust Fund or under the Plan.

12.6 INVESTMENT MANAGER: The Trustee may appoint an investment manager to assume powers or responsibilities for the investment and management of assets of the Plan. The investment manager will assume full liability for all duties and powers assigned to him or her and will be subject to the fiduciary standards and responsibilities imposed by law. The Trustee will not be liable for acts or omissions of the investment manager nor will the Trustee be under an obligation to manage any assets of the Plan that are subject to the management of an investment manager. Nothing in this paragraph will relieve any Trustee of any liability under the Plan for any act or omission of the Trustee. The investment manager will be a fiduciary (other than the Trustee, Trustee(s), or named fiduciary):

         [a] who has the power to manage, acquire, or dispose of any assets of a Plan;

         [b]  who is

                  [1] registered as an investment adviser under the Investment Advisers Act of 1940;

                  [2]      a bank, as defined in that Act; or

                  [3]      an insurance company qualified to perform services
described in [a] under the laws of more than one state; and

         [c] who has acknowledged in writing that he or she is a fiduciary with respect to the Plan.

12.7     PARTICIPANT DIRECTED INVESTMENT OF PROFIT-SHARING ACCOUNTS:

         [a]      GENERAL RULES FOR DIRECTION OF PROFIT-SHARING ACCOUNTS: Each
Participant may direct the Trustee's investment of his or her Profit-Sharing Account, including the portion of his or her Account attributable to Participant rollover contributions, Participant elective deferral contributions, and Company Matching Contributions, as provided in this section.

         [b]     GENERAL RULES FOR DIRECTION OF ESOP ACCOUNTS: A Participant
may direct the Trustee's investment of his or her ESOP Account only as provided in section 9.1.

         [c]      IDENTIFIED PLAN FIDUCIARY: The Trustee shall comply with any
Participant exercise of investment control as provided in this section. The Trustee is under no duty to question any direction by a Participant or his or her duly authorized agent with respect to investments, or to make suggestions to the Participant or his or her duly authorized agent with respect to investments.

         [d]       INVESTMENT INSTRUCTIONS NECESSARY: If a Participant fails to direct the Trustee as to the investment of any portion of his or her Account, that portion of his or her Account will be invested at the Trustee's discretion until the Trustee receives effective investment directions. The right to direct investments under this section will be the sole and exclusive investment power granted to Participants. The exercise of investment direction by a Participant will not cause the Participant to be a fiduciary solely by reason of such exercise, and neither the Trustee nor any other fiduciary of this Plan will be liable for any loss, or by reason of any breach, that results from exercise of investment direction by a Participant. It is the intent of the Plan, the Company, and the Trustee that this Plan and the Participant direction of investment under this section comply with and be administered in accordance with ERISA Section 404(c) and the final regulations thereunder.

         [e]      INVESTMENT CATEGORIES: The Trustee may offer investment
categories which may include fixed income obligations of a secure nature, such as savings accounts, certificates of deposit, and fixed income government and corporate obligations. The investment categories also may include common stock (including Qualifying Employer Securities), real property (including Qualifying Employer Real Property), notes, mortgages, commercial paper, preferred stocks, mutual funds, or other securities, rights, obligations, or property, real or personal, including shares or certificates of participation issued by regulated investment trusts and shares or units of participation in qualified common Trust Funds or pooled funds. Participant Accounts in investment categories offered by the Trustee may be commingled. Investment categories may not include collectibles within the meaning of Code Section 408(m). The Trustee will, at all times, offer at least three investment alternatives that will provide Participants with a broad range of investment alternatives and that provide materially different risk and return characteristics.

         [f]      LIQUIDATION AND REINVESTMENT: Pursuant to rules established by the Trustee, any designation of investment by a Participant on its effective date will cancel any prior designations of that Participant with respect to future contributions. Any Participant may instruct, on forms provided by the Trustee, that the Trustee, on the date designated on such form or as soon thereafter as practical, liquidate the Participant's interest in any category of investment and reinvest the proceeds of such liquidation in any other category designated by the Participant.

         [g]      EXPENSES: Any expense incurred by the Trust will be charged directly against the value of the Account of the Participant on whose behalf such expense is incurred. The Trustee may allocate expenses to individual Accounts or commingled Accounts on a nondiscriminatory basis.

         [h]      INVESTMENT DIRECTION OF TERMINATED PARTICIPANTS: Upon the
termination of employment of a Participant whose Account becomes distributable under an installment distribution option, such Participant may continue to designate the investment of his or her Account annually pursuant to the provisions of this section.

12.8 PARTICIPANT DIRECTION OF SUBSCRIPTION RIGHTS ISSUED ON QUALIFYING EMPLOYER SECURITIES: It is contemplated that the Company (or an affiliate of the Company) will issue to each shareholder of common stock of the Company (the "Shareholders") subscription rights to purchase additional shares of common stock of the Company (or an affiliate of the Company). The Participants in the Plan will be permitted, pursuant to procedures promulgated by the Committee, to direct the Trustee to exercise the subscription rights issued on Qualifying Employer Securities allocated to the Participant's Account as of the record date for the issuance of the subscription rights. In the event a Participant wishes to direct the Trustee to exercise all or any portion of such subscription rights issued with respect to the Participant's Account, and the Company does not make contributions sufficient to cover the exercise of such subscription rights, the Participant will direct the Trustee to liquidate such investments currently held in the Participant's Account as are necessary to cover the exercise price for such subscription rights. If the Participant does not affirmatively direct the Trustee to exercise all of the subscription rights issued with respect to the Participant's Account, any subscription rights not exercised shall be permitted to expire.

                                  ARTICLE XIII

                            AMENDMENT AND TERMINATION


13.1 AMENDMENTS TO PLAN AND TRUST: At any time the Company may amend this Plan and Trust by action of the Board of Directors, provided that no amendment will cause the Trust Fund to be diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries. No amendment will decrease the vested interest or Account balance of any Participant, eliminate any optional form of distribution, or discriminate in favor of Employees who are officers, shareholders, owner-employees, partner-Employees, Key Employees, or Highly Compensated Employees. No amendment to the Plan (including a change in the actuarial basis for determining optional benefits) will be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. For purposes of this section, a Plan amendment that has the effect of [1] eliminating or reducing an early retirement benefit or a retirement-type subsidy, or [2] eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, will be treated as reducing accrued benefits. Notwithstanding anything in this Plan to the contrary, the Plan and Trust may be amended at any time to conform to the provisions and requirements of federal and state law or any amendments to laws or regulations or rulings issued pursuant to them. No such amendment will be considered prejudicial to the interest of any Participant or Beneficiary under this Plan.

13.2     TERMINATION OF PLAN AND TRUST:

         [a]      GENERAL RULES: The Company expects to continue this Plan and
Trust indefinitely, but the continuance of the Plan and Trust is not assumed as a contractual obligation by the Company and the right is reserved to the Company to terminate this Plan and Trust in whole or part at any time. At any time after termination of the Plan and Trust, but not before the earlier of [1] the receipt of appropriate rulings as to qualification upon termination, or [2] the receipt of instructions from the Plan Administrator, the Trustee may distribute the interest of any Participant to him or her under Article VIII. The Plan Administrator will file any required terminal reports. In its discretion, the Company may require the Plan Administrator to receive a favorable determination letter from the Internal Revenue Service stating that the prior qualified status of the Plan and Trust has not been affected by termination. Termination will take effect as of the date designated by the Company. Upon termination of the Plan, unallocated forfeitures may be returned to the Company in its discretion and to the extent permitted by law. The Plan and Trust created by execution of this agreement will be terminated in the event of the dissolution, consolidation, or merger of the Company, or the sale by the Company of substantially all of its assets, unless the resulting successor corporation or business entity adopts and continues the Plan and Trust.

         [b]      TERMINATION OF PLAN AND CONTINUANCE OF TRUST: The Company, by
action of its Board of Directors, may terminate this Plan but retain the assets of the Trust Fund and pay them under the terms of the Plan as if no Plan termination had occurred. In his discretion the Plan

Administrator may request a favorable determination letter from the Internal Revenue Service stating that the prior qualified status of the Plan and Trust has not been affected by the termination. The termination of the Plan shall take effect as of the date specified by the Board of Directors. The Plan Administrator, on behalf of the Board of Directors, shall deliver a notice of Plan termination and favorable determination letter, if obtained, to the Committee and the Trustee. If the Plan is terminated under this paragraph, the Trust shall continue until the earlier of such time as all the assets of the Trust are distributed, the Trust term limits prescribed by state law are met, or the Board of Directors terminates the Trust under paragraph [a].

13.3 DISTRIBUTIONS UPON TERMINATION OF PLAN AND TRUST: Upon the termination of the Plan and Trust, if the Company does not maintain any other defined contribution plan (other than an employee stock ownership plan, as defined in Code Section 4975(e)(7)), the Trustee may distribute each Participant's interest in the Plan in a lump sum within a reasonable period of time after the termination of the Plan and Trust. For purposes of this section, a "reasonable period of time" will include any time needed to obtain a favorable determination letter from the Internal Revenue Service on the qualification of the Plan and Trust upon such termination.

13.4     MERGER, CONSOLIDATION, OR TRANSFER OF ASSETS OR LIABILITIES OF THE
PLAN: The Company may merge or consolidate this Plan with any other plan and may transfer all or part of the assets or liabilities of the Plan to, or to this Plan from, any other plan if each Participant in the Plan would receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan then had terminated).

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                                   ARTICLE XIV

                                  MISCELLANEOUS


14.1 TEXT TO CONTROL: The headings of articles and sections are included solely for convenience of reference. If there is any conflict between any heading and the text of this Plan and Trust, the text will control.

14.2 SEVERABILITY: If any provision of this Plan and Trust is illegal or invalid for any reason, the illegality or invalidity will not affect the remaining provisions. On the contrary, the remaining provisions will be fully severable, and this Plan and Trust will be construed and enforced as if the illegal or invalid provisions never had been inserted in this agreement.

14.3 JURISDICTION: This Plan will be construed and administered under the laws of the state in which the Company's principal place of business is located when the laws of that jurisdiction are not in conflict with federal substantive law.

14.4 RULES OF CONSTRUCTION: The masculine gender will include the feminine, and the singular will include the plural.

14.5 BENEFITS TO BE PROVIDED SOLELY FROM THE TRUST FUND: All benefits payable under this Plan will be paid or provided solely from the Trust Fund, and the Company assumes no liability or responsibility for payment of benefits.

14.6 PLAN FOR EXCLUSIVE BENEFIT OF PARTICIPANTS; REVERSION PROHIBITED: This Plan and Trust has been established for the exclusive benefit of the Participants and their Beneficiaries. Under no circumstances will any funds contributed to or held by the Trustee at any time revert to or be used by or enjoyed by the Company except to the extent permitted by law.

                  IN WITNESS WHEREOF, the parties to this agreement have executed this document by their duly authorized officers this 18th day of October, 2000.

                                 FIRSTBANK
Attest:


                                 By:    /s/ Ken Huey, Jr.
                                    ---------------------------------------
                                        Ken Huey, Jr. President



                                 ACCESS ANYTIME BANCORP, INC.


                                 By:    /s/ Norm Corzine
                                     --------------------------------------
                                     Norm Corzine, Chairman of the Board and CEO

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                                                      I N D E X
                                                      ---------                                                PAGE
                                                                                                               ----
ARTICLE I         PURPOSE OF PLAN AND TRUST.......................................................................1

ARTICLE II        DEFINITIONS.....................................................................................2

ARTICLE III       PARTICIPATION...................................................................................8
         3.2      DETERMINATION OF PARTICIPANTS...................................................................8
         3.3      PARTICIPATION UPON REEMPLOYMENT.................................................................8
         3.4      TERMINATION OF PARTICIPATION....................................................................8

ARTICLE IV        CONTRIBUTIONS...................................................................................9
         4.1      COMPANY CONTRIBUTIONS
         4.2      RETURN OF COMPANY CONTRIBUTIONS................................................................10
         4.3      COMPANY'S OBLIGATIONS..........................................................................11
         4.4      PARTICIPANT CONTRIBUTIONS......................................................................11
         4.5      ELECTIVE DEFERRAL RULES........................................................................12
         4.6      ACTUAL DEFERRAL PERCENTAGE TESTS...............................................................13
         4.7      AVERAGE CONTRIBUTION PERCENTAGE TEST
         4.8      QUALIFIED MATCHING CONTRIBUTIONS:..............................................................21

ARTICLE V         ALLOCATIONS AND VESTING........................................................................22
         5.1      ALLOCATION OF COMPANY CONTRIBUTIONS............................................................22
         5.2      PARTICIPANTS' ACCOUNTS.........................................................................23
         5.3      VALUATION OF PARTICIPANT ACCOUNTS..............................................................23
         5.4      VESTING OF PARTICIPANT ACCOUNTS................................................................25
         5.5      SUSPENSION OF CONTRIBUTIONS....................................................................27
         5.6      SAFE HARBOR ALLOCATION.........................................................................27

ARTICLE VI        LIMITATIONS ON ALLOCATIONS.....................................................................29
         6.1      DEFINITIONS....................................................................................29
         6.2      LIMITATION ON ANNUAL ADDITION..................................................................30
         6.3      LIMITATION ON COMBINED BENEFITS AND CONTRIBUTIONS OF ALL DEFINED CONTRIBUTION PLANS............31
         6.4      LIMITATION ON COMBINED BENEFITS AND CONTRIBUTIONS OF ALL DEFINED BENEFIT AND DEFINED
                  CONTRIBUTION PLANS
                  OF THE COMPANY.................................................................................32

ARTICLE VII       TOP HEAVY PROVISIONS...........................................................................35
         7.1      TOP HEAVY DETERMINATION........................................................................35
         7.2      TOP HEAVY RATIO................................................................................35
         7.3      DEFINITIONS....................................................................................36

         7.4      MINIMUM CONTRIBUTIONS..........................................................................37
ARTICLE VIII      DISTRIBUTION FROM TRUST FUND...................................................................40
         8.1      DISTRIBUTION OF ACCOUNTS.......................................................................40
         8.2      ASSIGNMENT OF BENEFITS.........................................................................40
         8.3      FORFEITURE OF FORFEITABLE ACCOUNT ON TERMINATION OF EMPLOYMENT.................................42
         8.4      MANNER OF DISTRIBUTION OF ACCOUNT..............................................................43
         8.5      OTHER RULES FOR DISTRIBUTION...................................................................44
         8.6      WITHDRAWALS....................................................................................50
         8.7      ELIGIBLE ROLLOVER DISTRIBUTIONS................................................................52

ARTICLE IX        SPECIAL STOCK RULES............................................................................53
         9.1      RIGHT OF DIVERSIFICATION.......................................................................53
         9.2      DISTRIBUTION LIMITATIONS.......................................................................54
         9.3      VOTE OF QUALIFYING EMPLOYER SECURITIES HELD IN TRUST...........................................54
         9.4      RESTRICTIONS ON TRANSFERS OF QUALIFYING EMPLOYER SECURITIES....................................54
         9.5      NOTICE AND LEGEND..............................................................................55
         9.6      CLOSING........................................................................................56
         9.7      LEVERAGED ESOP.................................................................................56
         9.8      NON-TERMINABLE PROVISIONS......................................................................58
         9.9      FORFEITURE OF QUALIFYING EMPLOYER SECURITIES...................................................58

ARTICLE X         FIDUCIARY OBLIGATIONS..........................................................................59
         10.1     FIDUCIARY......................................................................................59
         10.2     GENERAL FIDUCIARY DUTIES.......................................................................59
         10.3     ALLOCATION OF FIDUCIARY RESPONSIBILITY.........................................................59
         10.4     LIABILITY OF FIDUCIARIES.......................................................................59
         10.5     PROHIBITED TRANSACTIONS........................................................................60
         10.6     RECEIPT OF BENEFITS BY FIDUCIARIES.............................................................61
         10.7     COMPENSATION AND EXPENSES OF FIDUCIARIES AND PLAN
                  ADMINISTRATION.................................................................................61
         10.8     SERVICE BY FIDUCIARIES AND DISQUALIFIED PERSONS................................................61
         10.9     PROHIBITION AGAINST CERTAIN PERSONS HOLDING CERTAIN POSITIONS..................................61

ARTICLE XI        PLAN ADMINISTRATOR AND COMMITTEE...............................................................62
         11.1     APPOINTMENT, RESIGNATION, AND REMOVAL OF PLAN ADMINISTRATOR AND COMMITTEE......................62
         11.2     ORGANIZATION AND OPERATION OF OFFICES OF PLAN ADMINISTRATOR AND COMMITTEE......................62
         11.3     DUTIES AND POWERS OF PLAN ADMINISTRATOR--REPORTING AND DISCLOSURE..............................62


                                                           -ii-
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          11.4    DUTIES AND POWERS OF COMMITTEE--IN GENERAL.....................................................63
          11.5    DUTIES AND POWERS OF COMMITTEE--KEEPING OF RECORDS.............................................64
          11.6    DUTIES AND POWERS OF COMMITTEE--CLAIMS PROCEDURE...............................................64
          11.7    DUTIES AND POWERS OF COMMITTEE--FUNDING POLICY.................................................65
          11.8    DUTIES AND POWERS OF COMMITTEE--BONDING OF FIDUCIARIES AND PLAN OFFICIALS......................65
          11.9    DUTIES AND POWERS OF COMMITTEE--QUALIFIED DOMESTIC RELATIONS ORDERS............................65

ARTICLE XII       POWERS AND DUTIES OF THE TRUSTEE...............................................................67
          12.1    INVESTMENT OF PLAN ASSETS......................................................................67
          12.2    RECORDS AND ACCOUNTS OF THE TRUSTEE............................................................67
          12.3    ADMINISTRATIVE POWERS OF THE TRUSTEE...........................................................67
          12.4    ADVICE OF COUNSEL..............................................................................69
          12.5    APPOINTMENT, RESIGNATION, REMOVAL, AND SUBSTITUTION OF TRUSTEE.................................69
          12.6    INVESTMENT MANAGER.............................................................................69
          12.7    PARTICIPANT DIRECTED INVESTMENT OF PROFIT-SHARING ACCOUNTS.....................................70

ARTICLE XIII      AMENDMENT AND TERMINATION......................................................................72
          13.1    AMENDMENTS TO PLAN AND TRUST...................................................................72
          13.2    TERMINATION OF PLAN AND TRUST..................................................................72
          13.3    DISTRIBUTIONS UPON TERMINATION OF PLAN AND TRUST...............................................73
          13.4    MERGER, CONSOLIDATION, OR TRANSFER OF ASSETS OR LIABILITIES OF THE PLAN........................73

ARTICLE XIV       MISCELLANEOUS..................................................................................74
          14.1    TEXT TO CONTROL................................................................................74
          14.2    SEVERABILITY...................................................................................74
          14.3    JURISDICTION...................................................................................74
          14.4    RULES OF CONSTRUCTION..........................................................................74
          14.5    BENEFITS TO BE PROVIDED SOLELY FROM THE TRUST FUND.............................................74
          14.6    PLAN FOR EXCLUSIVE BENEFIT OF PARTICIPANTS; REVERSION PROHIBITED...............................74











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HI:\CLIENT\MFOLEY\033265001\ESOP-2.PL.WPD
THIS DOCUMENT WAS LAST REVISED 2\14\01     3:33 P.M

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